UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – September 30, 2016

Item 1: Reports to Shareholders

Annual Report | September 30, 2016

Vanguard PRIMECAP Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard PRIMECAP Fund returned about 17% for the 12 months ended September 30, 2016, exceeding the benchmark Standard and Poor’s 500 Index return of about 15% and the nearly 9% average return of its multi-capitalization growth fund peers.

• Value stocks outpaced their growth counterparts for the period. All of PRIMECAP’s industry sectors posted gains, six of them double digits.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s technology stocks advanced more than 36%, well ahead of those in the benchmark, and contributed about 12 percentage points to results. Health care stocks returned 10% and added about 3 percentage points to results.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	17.40%
Admiral™ Shares	17.48
S&P 500 Index	15.43
Multi-Cap Growth Funds Average	8.91
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
PRIMECAP Fund Investor Shares	9.51%
S&P 500 Index	7.24
Multi-Cap Growth Funds Average	6.81
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.40%	0.34%	1.25%

The fund expense ratios shown are from the prospectus dated January 28, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratios were 0.39% for Investor Shares and 0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Advisor’s Report

For the fiscal year ended September 30, 2016, Vanguard PRIMECAP Fund returned 17.40% for Investor Shares and 17.48% for Admiral Shares. These exceeded both the 15.43% return of the fund’s benchmark, the unmanaged Standard & Poor’s 500 Index, and the 8.91% average return of its multi-capitalization growth fund competitors. The fund’s information technology portfolio was the most significant contributor to its absolute and relative results, returning 36%, compared with the 23% return of the S&P 500 Information Technology Index. The fund’s overweight position in health care detracted from relative returns, as did the poor relative performance of its industrial holdings, which returned 9%, compared with the 19% return of the S&P 500 Industrials Index. Financials were a bright spot for the fund thanks to the combined benefit of an underweight position (financials were the worst-performing sector over the period) and favorable stock selection.

The investment environment

The investment environment has been inhospitable for active managers recently, with the vast majority of large-cap growth stock funds underperforming their benchmarks in calendar year 2016. The dispersion of sector returns has been extreme, as have the pace and magnitude of changes in market leadership.

For example, during the first quarter, the best-performing sector in the S&P 500 Index, telecommunication services (+17%), returned nearly 22 percentage points more than the worst-performing sector, financial services (–5%). Telecommunication services (+25%) and utilities (+23%), which led the market for the first six months of the calendar year (compared with the 4% total return of the S&P 500 Index), were the worst-performing sectors during the third quarter, when each returned –6% (compared with the 4% total return of the S&P 500 Index). Conversely, information technology, which had a slightly negative total return in the first half of the year, far exceeded all other sectors during the third quarter, returning 12%.

Portfolio update

The portfolio remained heavily overweighted in information technology and health care stocks, which had a combined ending weight of 64%, compared with 36% in the S&P 500 Index. The portfolio’s most significant underweights were in consumer staples, energy, real estate, and utilities; those sectors’ combined ending weight was 2%, compared with 24% in the S&P 500 Index. The portfolio also was underweighted in consumer discretionary, financials, materials, and telecommunication services. Combined, they represented 18% of assets at the end of the period, compared with 31% in the S&P 500 Index.

In information technology, the fund is most overweighted in semiconductors and semiconductor equipment stocks (12% versus 3% for the S&P 500 Index) and software (11% versus 4% for the index). During the past fiscal year, semiconductors were the sector’s best-performing industry for both the fund (+48%) and the index (+39%), with the

6

fund’s outperformance driven by Texas Instruments (+45%) and NVIDIA (+181%). The fund’s software holdings returned 31%, led by Adobe Systems (+32%) and Microsoft (+34%). The portfolio’s internet holdings returned 38%, led by Alibaba (+79%), and its hardware holdings returned +37%, primarily due to Hewlett Packard Enterprise (+59%) and HP Inc. (+30%). In communications equipment, the fund’s poor relative performance (+2%) was driven by Ericsson (–24%).

In health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 22% combined weighting was nearly triple their weighting in the S&P 500 Index. The portfolio’s biotech holdings returned 15%, exceeding the index return, thanks to Amgen (+24%) and Biogen (+7%). Biogen rebounded dramatically during the third quarter, returning 29%, in part on rumors that the company could be acquired. The fund’s pharmaceutical holdings returned –1%, below the index return, as Eli Lilly (–2%), Roche (–2%), and Novartis (–11%) underperformed.

The fund is also significantly overweighted in industrial stocks (16% versus 10% for the S&P 500 Index) notably, airlines (6% versus 1% for the index) and air freight & logistics companies (4% versus 1%). Airline stocks were the worst-performing group in industrials, and their –3% return accounted for most of the fund’s under-performance in that sector.

As of September 30, 2016, the fund’s top 10 holdings represented about 42% of assets.

Advisor perspectives

Our search for new investments often begins with research on out-of-favor companies and industries. Over the last several years, the information technology industry has been disrupted by cloud computing and the associated shift to subscription-based pricing models, the rise of smartphones and concomitant erosion of the personal computer market, and the advent of social networking. The industry has always been characterized by such disruptive innovations, which force incumbents to internally develop or acquire next-generation technologies in order to survive. Although such transitions carry significant risks, investors who focus solely on the threats posed by next-generation technologies often ignore the significant intellectual capital, established sales and distribution channels, and sizeable cash flows the “old technology” incumbents bring to bear.

Several years ago, Adobe and Microsoft were dismissed as “old technology” companies tied to legacy business models. Their software was delivered from locally deployed servers or personal computers and sold as perpetual licenses with annual maintenance contracts, whereas next-generation competitors delivered their software from the cloud and sold monthly subscriptions.

At the end of 2011, Adobe traded for $28 per share, or 11.5 times the 2012 estimated earnings per share (EPS) of $2.45, while at the end of 2012, Microsoft sold for $27 per share, or 8.8 times the 2013 estimated EPS of $3.04. In Adobe’s

7

case, as it became clear that the company’s transition to a software-as-a-service (SaaS) model would be successful, investors overlooked the negative near-term financial impact of the transition and began to value the stock based on its long-term earnings potential. Adobe currently trades for $107, or 27.3 times the 2017 estimated EPS of $3.97. In Microsoft’s case, the transitioning of its existing software to a SaaS model was accompanied by the creation of entirely new cloud computing businesses, which gave investors confidence that the company would remain a valued partner to its business customers as they shifted their internal IT environments to the cloud. Microsoft currently sells for $57, or 18.7 times the 2017 estimated EPS of $3.06.

The portfolio contains a number of stocks of “old technology” companies, including Cisco (12.5 times the 2017 estimated EPS), Intel (13.3 times), Hewlett Packard Enterprise (10.6 times), HP Inc. (9.6 times), Micron (13.1 times), NetApp (13.2 times), Oracle (13.7 times), and Qualcomm (13.8 times). Each company faces unique challenges, but each possesses significant competitive advantages and has the potential to exceed the market’s modest expectations.

Outside of information technology, we remain enthusiastic about the fund’s airline holdings, whose extraordinarily low valuation multiples reflect a high degree of skepticism about their ability to sustain current profits. We are more sanguine about the outlook for airline industry profitability, as we believe industry supply and demand dynamics are favorable.

We also find many financials to be attractively valued, particularly large banks that are trading near book value and could benefit significantly from rising interest rates. Finally, we are excited by the prospects for our health care holdings, many of which are trading at or below the S&P 500 Index forward price/earnings multiple in spite of superior secular growth prospects. In the short term, however, we expect significant volatility in this area, as two of the fund’s largest holdings, Biogen and Eli Lilly, present data related to their respective Alzheimer’s drugs later this year.

Conclusion

As bottom-up stock pickers, we spend our time searching for stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indices, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016, when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

 October 18, 2016

8

PRIMECAP Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VPMCX		VPMAX
Expense Ratio[1]	0.40%		0.34%
30-Day SEC Yield	1.41%		1.39%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	131	505	3,850
Median Market Cap	$68.6B	$81.0B	$51.8B
Price/Earnings Ratio	20.4x	22.2x	23.7x
Price/Book Ratio	3.8x	2.9x	2.8x
Return on Equity	18.0%	17.5%	16.6%
Earnings Growth
Rate	8.0%	7.3%	7.6%
Dividend Yield	1.7%	2.1%	2.0%
Foreign Holdings	9.7%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term
Reserves	3.7%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	8.2%	12.5%	12.8%
Consumer Staples	0.4	9.9	8.7
Energy	1.5	7.3	6.7
Financials	6.8	12.8	13.3
Health Care	27.4	14.7	14.2
Industrials	16.1	9.7	10.3
Information
Technology	36.8	21.2	20.7
Materials	1.8	2.9	3.3
Real Estate	0.0	3.1	4.3
Telecommunication
Services	1.0	2.6	2.4
Utilities	0.0	3.3	3.3

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.87	0.88
Beta	0.99	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Biogen Inc.	Biotechnology	6.1%
Amgen Inc.	Biotechnology	5.0
Eli Lilly & Co.	Pharmaceuticals	4.8
Alphabet Inc.	Internet Software &
	Services	4.5
Microsoft Corp.	Systems Software	4.5
Texas Instruments Inc.	Semiconductors	4.4
Adobe Systems Inc.	Application Software	4.0
FedEx Corp.	Air Freight &
	Logistics	3.5
Roche Holding AG	Pharmaceuticals	2.8
Southwest Airlines Co.	Airlines	2.8
Top Ten		42.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratios were 0.39% for Investor Shares and 0.33% for Admiral Shares.

9

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	PRIMECAP Fund*Investor Shares	17.40%	18.52%	9.51%	$24,798
••••••••	S&P 500 Index	15.43	16.37	7.24	20,114
– – – –	Multi-Cap Growth Funds Average	8.91	14.29	6.81	19,332
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	14.93	16.30	7.49	20,592
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares	17.48%	18.62%	9.61%	$125,178
S&P 500 Index	15.43	16.37	7.24	100,568
Dow Jones U.S. Total Stock Market Float
Adjusted Index	14.93	16.30	7.49	102,961

See Financial Highlights for dividend and capital gains information.

10

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

PRIMECAP Fund Investor Shares

S&P 500 Index

11

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.4%)
Consumer Discretionary (7.9%)
	L Brands Inc.	8,494,543	601,159
	Ross Stores Inc.	9,009,800	579,330
^	Sony Corp. ADR	17,197,700	571,136
	TJX Cos. Inc.	6,945,900	519,414
	Walt Disney Co.	4,008,600	372,239
	Carnival Corp.	7,065,400	344,933
	Royal Caribbean
	Cruises Ltd.	2,810,333	210,634
*	Amazon.com Inc.	187,965	157,385
	Bed Bath & Beyond Inc.	2,249,675	96,983
	Comcast Corp. Class A	691,600	45,881
	VF Corp.	755,200	42,329
	Lowe’s Cos. Inc.	533,400	38,517
*	Charter
	Communications Inc.
	Class A	138,500	37,391
	Newell Brands Inc.	493,700	25,998
	Las Vegas Sands Corp.	391,100	22,504
	Marriott International Inc.
	Class A	293,300	19,748
	Whirlpool Corp.	60,000	9,730
*	AutoZone Inc.	11,800	9,066
*	CarMax Inc.	157,500	8,403
*	MGM Resorts International 300,000		7,809
	Hilton Worldwide
	Holdings Inc.	273,800	6,278
			3,726,867
Consumer Staples (0.4%)
	CVS Health Corp.	2,174,465	193,506

Energy (1.5%)
	Schlumberger Ltd.	2,985,819	234,805
	EOG Resources Inc.	1,926,100	186,273
^,*	Transocean Ltd.	8,659,579	92,311
	Noble Energy Inc.	2,199,800	78,621
	Exxon Mobil Corp.	601,300	52,482
	National Oilwell Varco Inc.	567,100	20,835

			Market
			Value•
		Shares	($000)
*	Southwestern Energy Co.	684,400	9,472
	Cabot Oil & Gas Corp.	283,500	7,314
*	Petroleo Brasileiro SA
	ADR Preference Shares	586,600	4,875
*	Petroleo Brasileiro SA
	ADR	391,100	3,649
	Range Resources Corp.	75,000	2,906
			693,543
Financials (6.5%)
	Charles Schwab Corp.	25,134,400	793,493
	JPMorgan Chase & Co.	10,933,901	728,088
	Marsh & McLennan
	Cos. Inc.	7,703,045	518,030
	Wells Fargo & Co.	10,987,400	486,522
	Progressive Corp.	5,583,200	175,871
	US Bancorp	3,425,000	146,898
	CME Group Inc.	844,850	88,304
	Discover Financial
	Services	1,484,300	83,937
	Travelers Cos. Inc.	244,400	27,996
	American Express Co.	412,700	26,429
	Chubb Ltd.	41,233	5,181
			3,080,749
Health Care (26.4%)
*	Biogen Inc.	9,199,800	2,879,813
	Amgen Inc.	14,224,800	2,372,839
	Eli Lilly & Co.	28,461,400	2,284,312
	Roche Holding AG	5,438,500	1,347,313
	Novartis AG ADR	12,147,865	959,195
	Medtronic plc	8,379,552	723,993
*	Boston Scientific Corp.	27,029,460	643,301
	Thermo Fisher
	Scientific Inc.	2,577,200	409,929
^	AstraZeneca plc ADR	10,057,000	330,473
	Abbott Laboratories	6,468,068	273,535
	Johnson & Johnson	950,000	112,223
	Agilent Technologies Inc.	860,900	40,540
	Sanofi ADR	1,046,100	39,951
	AbbVie Inc.	523,100	32,992

12

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
	Zimmer Biomet
	Holdings Inc.	230,000	29,905
	GlaxoSmithKline plc ADR	586,600	25,300
	Stryker Corp.	180,900	21,059
			12,526,673
Industrials (15.6%)
	FedEx Corp.	9,502,168	1,659,839
1	Southwest Airlines Co.	33,597,600	1,306,611
	Airbus Group SE	11,557,658	699,112
	American Airlines
	Group Inc.	16,059,200	587,927
	Alaska Air Group Inc.	6,082,735	400,609
	Honeywell
	International Inc.	3,314,400	386,426
	Caterpillar Inc.	4,210,700	373,784
	Union Pacific Corp.	3,546,500	345,890
*	United Continental
	Holdings Inc.	5,801,500	304,405
	Deere & Co.	3,015,200	257,347
	United Parcel Service Inc.
	Class B	2,132,470	233,207
	Delta Air Lines Inc.	5,123,000	201,641
	United Technologies
	Corp.	1,153,700	117,216
	Boeing Co.	861,600	113,507
	CSX Corp.	2,630,000	80,215
	Pentair plc	1,246,600	80,082
	Safran SA	1,031,800	74,190
*	Johnson Controls
	International plc	700,000	32,571
	CH Robinson
	Worldwide Inc.	430,000	30,298
	Textron Inc.	733,800	29,168
	Expeditors International
	of Washington Inc.	425,000	21,896
	Siemens AG	170,000	19,901
	Rockwell Automation Inc.	153,500	18,779
*	Hertz Global Holdings Inc.	447,800	17,984
*	Herc Holdings Inc.	142,699	4,809
	Republic Services Inc.
	Class A	16,600	837
			7,398,251
Information Technology (35.5%)
	Microsoft Corp.	36,942,900	2,127,911
	Texas Instruments Inc.	29,504,700	2,070,640
*	Adobe Systems Inc.	17,616,670	1,912,113
*	Alphabet Inc. Class A	1,339,875	1,077,340
*	Alphabet Inc. Class C	1,369,411	1,064,429
*	Alibaba Group
	Holding Ltd. ADR	8,184,300	865,817
	NVIDIA Corp.	12,146,200	832,258
	Intel Corp.	18,690,000	705,547
	Hewlett Packard
	Enterprise Co.	27,686,085	629,858

			Market
			Value•
		Shares	($000)
	QUALCOMM Inc.	9,145,550	626,470
*	Micron Technology Inc.	32,115,000	571,005
1	NetApp Inc.	14,105,600	505,263
	HP Inc.	31,453,585	488,474
	Intuit Inc.	4,378,900	481,723
	Cisco Systems Inc.	14,871,150	471,713
	KLA-Tencor Corp.	6,489,500	452,383
^	Telefonaktiebolaget LM
	Ericsson ADR	36,388,304	262,360
	Activision Blizzard Inc.	5,752,100	254,818
	Oracle Corp.	6,277,700	246,588
1	Plantronics Inc.	3,619,000	188,043
	Analog Devices Inc.	2,204,700	142,093
	Visa Inc. Class A	1,701,200	140,689
	Corning Inc.	5,126,300	121,237
*	Dell Technologies Inc -
	VMware Inc	1,979,369	94,614
^,*	BlackBerry Ltd.	10,205,900	81,443
	Apple Inc.	539,700	61,013
*	Yahoo! Inc.	1,363,100	58,750
*	eBay Inc.	1,784,600	58,713
*	PayPal Holdings Inc.	1,150,000	47,115
*	Entegris Inc.	2,525,872	44,001
*	salesforce.com Inc.	583,000	41,585
	Applied Materials Inc.	1,097,500	33,090
*	Rambus Inc.	2,625,100	32,814
*	Keysight
	Technologies Inc.	332,400	10,534
	ASML Holding NV	95,975	10,517
	Western Digital Corp.	116,650	6,821
	Mastercard Inc.	29,300	2,982
			16,822,764
Materials (1.7%)
	Monsanto Co.	5,900,625	603,044
	Praxair Inc.	904,400	109,279
^	Potash Corp. of
	Saskatchewan Inc.	4,809,500	78,491
	Celanese Corp. Class A	408,000	27,156
	Dow Chemical Co.	156,400	8,106
	LyondellBasell Industries
	NV Class A	9,200	742
			826,818
Telecommunication Services (0.9%)
	AT&T Inc.	11,095,842	450,602
Total Common Stocks
(Cost $21,334,150)			45,719,773
Temporary Cash Investment (4.0%)
Money Market Fund (4.0%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.640%
	(Cost $1,902,468)	19,024,280	1,902,618
Total Investments (100.4%)
(Cost $23,236,618)			47,622,391

13

PRIMECAP Fund

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	3,594
Receivables for Investment Securities Sold 29,616
Receivables for Accrued Income	49,996
Receivables for Capital Shares Issued	171,536
Other Assets	14,892
Total Other Assets	269,634
Liabilities
Payables for Investment Securities
Purchased	(43,844)
Collateral for Securities on Loan	(123,264)
Payables to Investment Advisor	(22,660)
Payables for Capital Shares Redeemed	(190,372)
Payables to Vanguard	(57,349)
Other Liabilities	(13,836)
Total Liabilities	(451,325)
Net Assets (100%)	47,440,700

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	20,985,172
Undistributed Net Investment Income	425,507
Accumulated Net Realized Gains	1,644,579
Unrealized Appreciation (Depreciation)
Investment Securities	24,385,773
Foreign Currencies	(331)
Net Assets	47,440,700

Investor Shares—Net Assets
Applicable to 70,520,819 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,588,311
Net Asset Value Per Share—
Investor Shares	$107.60

Admiral Shares—Net Assets
Applicable to 357,366,939 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	39,852,389
Net Asset Value Per Share—
Admiral Shares	$111.52

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $118,344,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $123,264,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends[1]	784,212
Interest	7,265
Securities Lending—Net	3,640
Total Income	795,117
Expenses
Investment Advisory Fees—Note B	88,621
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,512
Management and Administrative—Admiral Shares	45,866
Marketing and Distribution—Investor Shares	1,414
Marketing and Distribution—Admiral Shares	2,554
Custodian Fees	1,032
Auditing Fees	35
Shareholders’ Reports—Investor Shares	60
Shareholders’ Reports—Admiral Shares	130
Trustees’ Fees and Expenses	54
Total Expenses	153,278
Net Investment Income	641,839
Realized Net Gain (Loss)
Investment Securities Sold	2,232,640
Foreign Currencies	(395)
Realized Net Gain (Loss)	2,232,245
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,415,966
Foreign Currencies	472
Change in Unrealized Appreciation (Depreciation)	4,416,438
Net Increase (Decrease) in Net Assets Resulting from Operations	7,290,522
1 Dividends are net of foreign withholding taxes of $18,913,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	641,839	635,434
Realized Net Gain (Loss)	2,232,245	2,665,957
Change in Unrealized Appreciation (Depreciation)	4,416,438	(3,527,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,290,522	(226,138)
Distributions
Net Investment Income
Investor Shares	(86,405)	(107,352)
Admiral Shares	(426,673)	(448,560)
Realized Capital Gain[1]
Investor Shares	(370,752)	(528,247)
Admiral Shares	(1,709,108)	(1,890,474)
Total Distributions	(2,592,938)	(2,974,633)
Capital Share Transactions
Investor Shares	(945,771)	(5,130,078)
Admiral Shares	1,174,655	6,589,734
Net Increase (Decrease) from Capital Share Transactions	228,884	1,459,656
Total Increase (Decrease)	4,926,468	(1,741,115)
Net Assets
Beginning of Period	42,514,232	44,255,347
End of Period[2]	47,440,700	42,514,232

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $17,373,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $425,507,000 and $333,810,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$96.99	$104.16	$87.83	$69.39	$58.46
Investment Operations
Net Investment Income	1.401	1.329	1.124	1.033	.866
Net Realized and Unrealized Gain (Loss)
on Investments	15.103	(1.631)	19.812	19.093	12.857
Total from Investment Operations	16.504	(. 302)	20.936	20.126	13.723
Distributions
Dividends from Net Investment Income	(1.114)	(1.160)	(.836)	(.965)	(.689)
Distributions from Realized Capital Gains	(4.780)	(5.708)	(3.770)	(.721)	(2.104)
Total Distributions	(5.894)	(6.868)	(4.606)	(1.686)	(2.793)
Net Asset Value, End of Period	$107.60	$96.99	$104.16	$87.83	$69.39

Total Return[1]	17.40%	-0.76%	24.72%	29.63%	24.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,588	$7,741	$13,273	$13,059	$13,632
Ratio of Total Expenses to Average Net Assets	0.39%	0.40%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.37%	1.33%	1.17%	1.32%	1.30%
Portfolio Turnover Rate	6%	9%	11%	5%	6%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$100.53	$108.08	$91.15	$72.03	$60.69
Investment Operations
Net Investment Income	1.532	1.550	1.286	1.178	.974
Net Realized and Unrealized Gain (Loss)
on Investments	15.645	(1.784)	20.536	19.769	13.333
Total from Investment Operations	17.177	(.234)	21.822	20.947	14.307
Distributions
Dividends from Net Investment Income	(1.236)	(1.403)	(.983)	(1.079)	(.785)
Distributions from Realized Capital Gains	(4.951)	(5.913)	(3.909)	(.748)	(2.182)
Total Distributions	(6.187)	(7.316)	(4.892)	(1.827)	(2.967)
Net Asset Value, End of Period	$111.52	$100.53	$108.08	$91.15	$72.03

Total Return[1]	17.48%	-0.69%	24.85%	29.73%	24.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,852	$34,773	$30,982	$23,129	$15,978
Ratio of Total Expenses to Average Net Assets	0.33%	0.34%	0.35%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.39%	1.26%	1.41%	1.39%
Portfolio Turnover Rate	6%	9%	11%	5%	6%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business

19

PRIMECAP Fund

day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2016, the investment advisory fee represented an effective annual rate of 0.20% of the fund’s average net assets.

20

PRIMECAP Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $3,594,000, representing 0.01% of the fund’s net assets and 1.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	43,579,257	2,140,516	—
Temporary Cash Investments	1,902,618	—	—
Total	45,481,875	2,140,516	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2016, the fund realized net foreign currency losses of $395,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

21

PRIMECAP Fund

During the year ended September 30, 2016, the fund realized $309,406,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $36,669,000 from undistributed net investment income, and $110,050,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $535,659,000 of ordinary income and $1,590,242,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $23,236,618,000. Net unrealized appreciation of investment securities for tax purposes was $24,385,773,000, consisting of unrealized gains of $25,258,483,000 on securities that had risen in value since their purchase and $872,710,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2016, the fund purchased $2,798,500,000 of investment securities and sold $4,962,837,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $1,004,080,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended September 30
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	501,353	5,081	736,805	7,078
Issued in Lieu of Cash Distributions	448,254	4,430	625,187	5,989
Redeemed	(1,895,378)	(18,802)	(6,492,070)	(60,686)
Net Increase (Decrease)—Investor Shares	(945,771)	(9,291)	(5,130,078)	(47,619)
Admiral Shares
Issued	3,167,275	30,714	7,079,989	63,906
Issued in Lieu of Cash Distributions	2,027,098	19,341	2,216,430	20,496
Redeemed	(4,019,718)	(38,593)	(2,706,685)	(25,167)
Net Increase (Decrease)—Admiral Shares	1,174,655	11,462	6,589,734	59,235

22

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	528,883	—	40,083	6,573	—	NA2
NetApp Inc.	NA [3]	31,521	8,329	10,327	—	505,263
Plantronics Inc.	188,221	—	3,883	2,209	—	188,043
Southwest Airlines Co.	1,300,903	6,136	32,056	11,896	—	1,306,611
Vanguard Market Liquidity Fund	1,481,214	NA4	NA [4]	7,265	—	1,902,618
Total	3,499,221			38,270	—	3,902,535

1 Includes net realized gain (loss) on affiliated investment securities sold of $14,204,000.

2 Not applicable—at September 30, 2016, the security was still held, but the issuer was no longer an affiliated company of the fund.

3 Not applicable—at September 30, 2015, the issuer was not an affiliated company of the fund.

4 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (constituting a separate portfolio of Vanguard Chester Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2016

Special 2016 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,186,536,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $513,078,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares

Periods Ended September 30, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.40%	18.52%	9.51%
Returns After Taxes on Distributions	15.86	17.35	8.58
Returns After Taxes on Distributions and Sale of Fund Shares	10.99	14.96	7.68

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,100.88	$2.10
Admiral Shares	1,000.00	1,101.32	1.79
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.00	$2.02
Admiral Shares	1,000.00	1,023.30	1.72

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisory oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The firm’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

28

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112016

Annual Report | September 30, 2016

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2010 Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Target Retirement Income Fund.	7
Target Retirement 2010 Fund.	18
Target Retirement 2015 Fund.	29
Target Retirement 2020 Fund.	40
Target Retirement 2025 Fund.	51
Target Retirement 2030 Fund.	62
Your Fund’s After-Tax Returns.	75
About Your Fund’s Expenses.	77
Glossary.	79

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2016 domestic and international stock markets made strong gains, returning about 15% and about 9%, respectively.

• Global fixed income markets also turned in solid results. U.S. bonds returned about 5%; international bonds returned about 8% for U.S.-based investors.

• Against this backdrop, the six Vanguard Target Retirement Funds covered in this report produced returns ranging from 7.54% for the Target Retirement Income Fund to 11.15% for the Target Retirement 2030 Fund. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.) The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Five surpassed the average return of their peers.

• For the ten years ended September 30, the funds’ average annual returns ranged from 5.21% for the Target Retirement 2010 Fund to 5.65% for the Target Retirement 2025 fund.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Target Retirement Income Fund	7.54%
Target Income Composite Index	7.79
Mixed-Asset Target Today Funds Average	7.25
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2010 Fund	7.82%
Target 2010 Composite Index	8.08
Mixed-Asset Target 2010 Funds Average	8.13
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2015 Fund	9.03%
Target 2015 Composite Index	9.36
Mixed-Asset Target 2015 Funds Average	8.32
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2020 Fund	10.05%
Target 2020 Composite Index	10.40
Mixed-Asset Target 2020 Funds Average	8.50
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Target Retirement 2025 Fund	10.67%
Target 2025 Composite Index	11.01
Mixed-Asset Target 2025 Funds Average	9.47
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2030 Fund	11.15%
Target 2030 Composite Index	11.52
Mixed-Asset Target 2030 Funds Average	10.19
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Target Retirement Income Fund	5.27%
Target Income Composite Index	5.31
Spliced Mixed-Asset Target Today Funds Average	3.86
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2010 Fund	5.21%
Target 2010 Composite Index	5.25
Mixed-Asset Target 2010 Funds Average	3.95
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2015 Fund	5.48%
Target 2015 Composite Index	5.50
Mixed-Asset Target 2015 Funds Average	3.85
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2020 Fund	5.62%
Target 2020 Composite Index	5.75
Mixed-Asset Target 2020 Funds Average	4.13
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2025 Fund	5.65%
Target 2025 Composite Index	5.79
Mixed-Asset Target 2025 Funds Average	4.49
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

2

Average
Annual Return
Target Retirement 2030 Fund	5.64%
Target 2030 Composite Index	5.79
Mixed-Asset Target 2030 Funds Average	4.41
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.14%	0.53%
Target Retirement 2010 Fund	0.14	0.41
Target Retirement 2015 Fund	0.14	0.41
Target Retirement 2020 Fund	0.14	0.49
Target Retirement 2025 Fund	0.15	0.43
Target Retirement 2030 Fund	0.15	0.48

The fund expense figures shown—drawn from the prospectus dated January 28, 2016—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.13% for the Income Fund, 0.13% for the 2010 Fund, 0.14% for the 2015 Fund, 0.14% for the 2020 Fund, 0.14% for the 2025 Fund, and 0.15% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds Average; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds; and for the Target Retirement 2030 Fund, Mixed-Asset Target 2030 Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

4

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

5

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

6

Target Retirement Income Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTINX
30-Day SEC Yield	1.78%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.1%
Vanguard Total Stock Market Index Fund
Investor Shares	18.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.8
Vanguard Total International Bond Index
Fund Investor Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	12.1

Total Fund Volatility Measures
	Target	Bloomberg
	Income	Barclays US
	Composite	Aggregate Bond
	Index	Index
R-Squared	0.99	0.15
Beta	0.98	0.54

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.13%.

7

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	Target Retirement Income Fund	7.54%	5.94%	5.27%	$16,716

••••••••	Target Income Composite Index	7.79	6.11	5.31	16,783

– – – –	Spliced Mixed-Asset Target Today
	Funds Average	7.25	5.27	3.86	14,601

	Bloomberg Barclays U.S. Aggregate
	Bond Index	5.19	3.08	4.79	15,965

For a benchmark description, see the Glossary.

Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

8

Target Retirement Income Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

9

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (18.1%)
Vanguard Total Stock Market Index Fund Investor Shares	36,021,073	1,951,622

International Stock Fund (12.1%)
Vanguard Total International Stock Index Fund Investor Shares	86,120,683	1,303,867

U.S. Bond Funds (54.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	363,893,006	4,017,379
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	73,012,562	1,812,902
		5,830,281
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Investor Shares	153,884,392	1,718,889
Total Investment Companies (Cost $9,332,088)		10,804,659
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $371)	3,713	371
Total Investments (100.1%) (Cost $9,332,459)		10,805,030
Other Assets and Liabilities (-0.1%)
Other Assets		55,540
Liabilities		(70,739)
		(15,199)
Net Assets (100%)
Applicable to 824,640,454 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,789,831
Net Asset Value Per Share		$13.08

10

Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	10,805,030
Receivables for Investment Securities Sold	38,860
Receivables for Accrued Income	9,043
Receivables for Capital Shares Issued	7,637
Total Assets	10,860,570
Liabilities
Payables for Investment Securities Purchased	25,164
Payables for Capital Shares Redeemed	45,575
Total Liabilities	70,739
Net Assets	10,789,831

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	9,281,148
Undistributed Net Investment Income	9,513
Accumulated Net Realized Gains	26,599
Unrealized Appreciation (Depreciation)	1,472,571
Net Assets	10,789,831

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	186,631
Other Income	32
Net Investment Income—Note B	186,663
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	5,925
Affiliated Investment Securities Sold	62,799
Realized Net Gain (Loss)	68,724
Change in Unrealized Appreciation (Depreciation) of Investment Securities	510,311
Net Increase (Decrease) in Net Assets Resulting from Operations	765,698

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	186,663	209,351
Realized Net Gain (Loss)	68,724	188,014
Change in Unrealized Appreciation (Depreciation)	510,311	(371,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	765,698	26,229
Distributions
Net Investment Income	(185,318)	(207,968)
Realized Capital Gain[1]	(171,451)	(36,816)
Total Distributions	(356,769)	(244,784)
Capital Share Transactions
Issued	2,074,919	2,628,108
Issued in Lieu of Cash Distributions	340,239	234,102
Redeemed	(2,667,677)	(3,224,763)
Net Increase (Decrease) from Capital Share Transactions	(252,519)	(362,553)
Total Increase (Decrease)	156,410	(581,108)
Net Assets
Beginning of Period	10,633,421	11,214,529
End of Period[2]	10,789,831	10,633,421

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $8,126,000 and $14,025,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,513,000 and $8,168,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.59	$12.84	$12.46	$12.23	$11.22
Investment Operations
Net Investment Income	.229	.238	.220	.246	.275
Capital Gain Distributions Received	.007	.015	.002	.067	.052
Net Realized and Unrealized Gain (Loss)
on Investments	.692	(.225)	.572	.185	.977
Total from Investment Operations	. 928.028		.794	.498	1.304
Distributions
Dividends from Net Investment Income	(. 227)	(. 236)	(. 218)	(. 247)	(. 273)
Distributions from Realized Capital Gains	(. 211)	(. 042)	(.196)	(. 021)	(. 021)
Total Distributions	(. 438)	(. 278)	(. 414)	(. 268)	(. 294)
Net Asset Value, End of Period	$13.08	$12.59	$12.84	$12.46	$12.23

Total Return[1]	7.54%	0.18%	6.47%	4.12%	11.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,790	$10,633	$11,215	$10,163	$9,382
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.83%	1.74%	1.99%	2.31%
Portfolio Turnover Rate	11%	14%	6%	40%	7%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $20,584,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $9,891,000 of ordinary income and $26,220,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $9,332,459,000. Net unrealized appreciation of investment securities for tax purposes was $1,472,571,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	162,780	202,353
Issued in Lieu of Cash Distributions	26,995	18,131
Redeemed	(209,799)	(249,340)
Net Increase (Decrease) in Shares Outstanding	(20,024)	(28,856)

16

Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	7	—	371
Vanguard Short-Term Inflation-
Protected Securities Index Fund	1,779,726	134,289	143,367	—	—	1,812,902
Vanguard Total Bond Market II
Index Fund	4,004,448	424,317	509,700	91,376	5,925	4,017,379
Vanguard Total International
Bond Index Fund	1,687,462	59,326	118,939	24,965	—	1,718,889
Vanguard Total International
Stock Index Fund	1,233,178	181,629	203,755	35,367	—	1,303,867
Vanguard Total Stock Market
Index Fund	1,935,693	305,589	538,347	34,916	—	1,951,622
Total	10,640,507	1,105,150	1,514,108	186,631	5,925	10,805,030
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

17

Target Retirement 2010 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	1.79%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	36.4%
Vanguard Total Stock Market Index Fund
Investor Shares	19.3
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	15.8
Vanguard Total International Bond Index
Fund Investor Shares	15.6
Vanguard Total International Stock Index
Fund Investor Shares	12.9

Total Fund Volatility Measures
	Target 2010	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.82
Beta	0.99	0.34

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.13%.

18

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2010 Fund	7.82%	7.28%	5.21%	$16,616
••••••••	Target 2010 Composite Index	8.08	7.42	5.25	16,684
– – – –	Mixed-Asset Target 2010 Funds

	MSCI Average US Broad Market Index	15.02 8.13	16.42 6.29	7.56 3.95	20,734 14,732
For a benchmark description, see the Glossary.
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

19

Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

20

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Fund (19.3%)
Vanguard Total Stock Market Index Fund Investor Shares	20,723,111	1,122,778

International Stock Fund (12.9%)
Vanguard Total International Stock Index Fund Investor Shares	49,617,609	751,211

U.S. Bond Funds (52.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	191,667,321	2,116,007
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	37,053,880	920,048
		3,036,055
International Bond Fund (15.7%)
Vanguard Total International Bond Index Fund Investor Shares	81,398,469	909,221
Total Investment Companies (Cost $4,930,468)		5,819,265
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $7,173)	71,722	7,173
Total Investments (100.3%) (Cost $4,937,641)		5,826,438
Other Assets and Liabilities (-0.3%)
Other Assets		12,620
Liabilities		(31,565)
		(18,945)
Net Assets (100%)
Applicable to 219,592,273 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,807,493
Net Asset Value Per Share		$26.45

21

Target Retirement 2010 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	5,826,438
Receivables for Investment Securities Sold	4,829
Receivables for Accrued Income	4,809
Receivables for Capital Shares Issued	2,982
Total Assets	5,839,058
Liabilities
Payables for Investment Securities Purchased	4,753
Payables for Capital Shares Redeemed	26,811
Total Liabilities	31,565
Net Assets	5,807,493

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,789,676
Undistributed Net Investment Income	63,817
Accumulated Net Realized Gains	65,203
Unrealized Appreciation (Depreciation)	888,797
Net Assets	5,807,493

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	105,394
Other Income	56
Net Investment Income—Note B	105,450
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,197
Affiliated Investment Securities Sold	114,326
Realized Net Gain (Loss)	117,523
Change in Unrealized Appreciation (Depreciation) of Investment Securities	216,049
Net Increase (Decrease) in Net Assets Resulting from Operations	439,022

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	105,450	129,088
Realized Net Gain (Loss)	117,523	234,006
Change in Unrealized Appreciation (Depreciation)	216,049	(342,401)
Net Increase (Decrease) in Net Assets Resulting from Operations	439,022	20,693
Distributions
Net Investment Income	(106,386)	(120,953)
Realized Capital Gain[1]	(204,297)	(87,847)
Total Distributions	(310,683)	(208,800)
Capital Share Transactions
Issued	1,092,650	1,543,822
Issued in Lieu of Cash Distributions	304,528	204,793
Redeemed	(1,860,505)	(2,370,440)
Net Increase (Decrease) from Capital Share Transactions	(463,327)	(621,825)
Total Increase (Decrease)	(334,988)	(809,932)
Net Assets
Beginning of Period	6,142,481	6,952,413
End of Period[2]	5,807,493	6,142,481

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $3,122,000 and $9,384,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $63,817,000 and $75,298,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2010 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.90	$26.67	$25.50	$24.45	$21.91
Investment Operations
Net Investment Income	.498	.529	.487	.516	.571
Capital Gain Distributions Received	.014	.036	.004	.103	.100
Net Realized and Unrealized Gain (Loss)
on Investments	1.431	(.534)	1.402	.999	2.502
Total from Investment Operations	1.943	.031	1.893	1.618	3.173
Distributions
Dividends from Net Investment Income	(. 477)	(. 464)	(. 422)	(. 531)	(. 596)
Distributions from Realized Capital Gains	(. 916)	(. 337)	(. 301)	(. 037)	(. 037)
Total Distributions	(1.393)	(. 801)	(.723)	(. 568)	(. 633)
Net Asset Value, End of Period	$26.45	$25.90	$26.67	$25.50	$24.45

Total Return[1]	7.82%	0.06%	7.55%	6.76%	14.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,807	$6,142	$6,952	$6,679	$6,155
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.81%	1.86%	1.83%	2.08%	2.51%
Portfolio Turnover Rate	8%	15%	13%	38%	12%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

26

Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $10,545,000 from undistributed net investment income, and $27,885,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $63,951,000 of ordinary income and $65,069,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $4,937,641,000. Net unrealized appreciation of investment securities for tax purposes was $888,797,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	42,556	57,848
Issued in Lieu of Cash Distributions	12,186	7,751
Redeemed	(72,302)	(89,126)
Net Increase (Decrease) in Shares Outstanding	(17,560)	(23,527)

27

Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2,851	NA1	NA1	4	—	7,173
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	914,950	63,197	79,498	—	—	920,048
Vanguard Total Bond Market II
Index Fund	2,183,777	193,678	313,548	49,153	3,197	2,116,007
Vanguard Total International
Bond Index Fund	927,963	16,910	85,006	13,558	—	909,221
Vanguard Total International
Stock Index Fund	835,177	65,302	204,987	21,395	—	751,211
Vanguard Total Stock Market
Index Fund	1,286,888	144,064	459,977	21,284	—	1,122,778
Total	6,151,606	483,151	1,143,016	105,394	3,197	5,826,438
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

28

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	1.90%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	30.8%
Vanguard Total Stock Market Index Fund
Investor Shares	27.8
Vanguard Total International Stock Index
Fund Investor Shares	18.6
Vanguard Total International Bond Index
Fund Investor Shares	13.3
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	9.5

Total Fund Volatility Measures
	Target 2015	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.91
Beta	0.98	0.48

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.14%.

29

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2015 Fund	9.03%	8.61%	5.48%	$17,041
••••••••	Target 2015 Composite Index	9.36	8.76	5.50	17,085
– – – –	Mixed-Asset Target 2015 Funds

	MSCI Average US Broad Market Index	15.02 8.32	16.42 6.77	7.56 3.85	20,734 14,593
For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

30

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Target Retirement 2015 Fund

Target 2015 Composite Index
For a benchmark description, see the Glossary.

31

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (27.8%)
Vanguard Total Stock Market Index Fund Investor Shares	89,837,792	4,867,412

International Stock Fund (18.6%)
Vanguard Total International Stock Index Fund Investor Shares	214,378,566	3,245,691

U.S. Bond Funds (40.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	488,027,054	5,387,819
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	67,226,063	1,669,223
		7,057,042
International Bond Fund (13.3%)
Vanguard Total International Bond Index Fund Investor Shares	208,280,424	2,326,492
Total Investment Companies (Cost $14,061,070)		17,496,637
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $5,362)	53,610	5,362
Total Investments (100.1%) (Cost $14,066,432)		17,501,999
Other Assets and Liabilities (-0.1%)
Other Assets		94,491
Liabilities		(117,887)
		(23,396)
Net Assets (100%)
Applicable to 1,150,922,276 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,478,603
Net Asset Value Per Share		$15.19

32

Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	17,501,999
Receivables for Investment Securities Sold	72,540
Receivables for Accrued Income	12,256
Receivables for Capital Shares Issued	9,695
Total Assets	17,596,490
Liabilities
Payables for Investment Securities Purchased	12,130
Payables for Capital Shares Redeemed	105,757
Total Liabilities	117,887
Net Assets	17,478,603

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	13,524,059
Undistributed Net Investment Income	211,340
Accumulated Net Realized Gains	307,637
Unrealized Appreciation (Depreciation)	3,435,567
Net Assets	17,478,603

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	349,369
Other Income	126
Net Investment Income—Note B	349,495
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	8,381
Affiliated Investment Securities Sold	502,399
Realized Net Gain (Loss)	510,780
Change in Unrealized Appreciation (Depreciation) of Investment Securities	681,539
Net Increase (Decrease) in Net Assets Resulting from Operations	1,541,814

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	349,495	424,842
Realized Net Gain (Loss)	510,780	960,256
Change in Unrealized Appreciation (Depreciation)	681,539	(1,454,776)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,541,814	(69,678)
Distributions
Net Investment Income	(358,456)	(397,934)
Realized Capital Gain[1]	(835,597)	(235,397)
Total Distributions	(1,194,053)	(633,331)
Capital Share Transactions
Issued	3,035,107	4,554,230
Issued in Lieu of Cash Distributions	1,169,881	621,730
Redeemed	(5,932,510)	(7,355,716)
Net Increase (Decrease) from Capital Share Transactions	(1,727,522)	(2,179,756)
Total Increase (Decrease)	(1,379,761)	(2,882,765)
Net Assets
Beginning of Period	18,858,364	21,741,129
End of Period[2]	17,478,603	18,858,364

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $10,790,000 and $35,029,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $211,340,000 and $255,250,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.90	$15.44	$14.49	$13.54	$11.91
Investment Operations
Net Investment Income	.311	.327	.300	.298	.327
Capital Gain Distributions Received	.007	.018	.002	.039	.053
Net Realized and Unrealized Gain (Loss)
on Investments	.968	(.433)	.996	.929	1.583
Total from Investment Operations	1.286	(.088)	1.298	1.266	1.963
Distributions
Dividends from Net Investment Income	(. 299)	(. 284)	(. 261)	(. 298)	(. 313)
Distributions from Realized Capital Gains	(. 697)	(.168)	(. 087)	(. 018)	(. 020)
Total Distributions	(. 996)	(. 452)	(. 348)	(. 316)	(. 333)
Net Asset Value, End of Period	$15.19	$14.90	$15.44	$14.49	$13.54

Total Return[1]	9.03%	-0.66%	9.07%	9.56%	16.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,479	$18,858	$21,741	$19,739	$16,838
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.95%	1.99%	2.17%	2.59%
Portfolio Turnover Rate	9%	16%	10%	26%	13%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

37

Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $34,949,000 from undistributed net investment income, and $113,111,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $210,885,000 of ordinary income and $308,092,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $14,066,432,000. Net unrealized appreciation of investment securities for tax purposes was $3,435,567,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	206,486	293,455
Issued in Lieu of Cash Distributions	81,639	40,425
Redeemed	(403,033)	(476,492)
Net Increase (Decrease) in Shares Outstanding	(114,908)	(142,612)

38

Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	6	—	5,362
Vanguard Short-Term Inflation-
Protected Securities Index Fund	1,611,487	165,132	145,946	—	—	1,669,223
Vanguard Total Bond Market II
Index Fund	5,651,159	558,042	955,168	126,665	8,381	5,387,819
Vanguard Total International
Bond Index Fund	2,410,427	169,764	381,360	35,174	—	2,326,492
Vanguard Total International
Stock Index Fund	3,664,850	255,195	912,791	94,069	—	3,245,691
Vanguard Total Stock Market
Index Fund	5,530,138	416,530	1,724,760	93,455	—	4,867,412
Total	18,868,061	1,564,663	4,120,025	349,369	8,381	17,501,999
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

39

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.02%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	34.5%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.5
Vanguard Total International Stock Index
Fund Investor Shares	22.9
Vanguard Total International Bond Index
Fund Investor Shares	12.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	2.1

Total Fund Volatility Measures
	Target 2020	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.94
Beta	0.98	0.58

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.14%.

40

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

41

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Target Retirement 2020 Fund

Target 2020 Composite Index
For a benchmark description, see the Glossary.

42

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (34.5%)
Vanguard Total Stock Market Index Fund Investor Shares	175,268,719	9,496,059

International Stock Fund (22.9%)
Vanguard Total International Stock Index Fund Investor Shares	416,947,586	6,312,587

U.S. Bond Funds (30.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	712,011,296	7,860,605
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	23,680,542	587,988
		8,448,593
International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Investor Shares	296,373,774	3,310,495
Total Investment Companies (Cost $22,376,544)		27,567,734
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $24,057)	240,548	24,057
Total Investments (100.2%) (Cost $22,400,601)		27,591,791
Other Assets and Liabilities (-0.2%)
Other Assets		166,144
Liabilities		(215,717)
		(49,573)
Net Assets (100%)
Applicable to 946,651,537 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		27,542,218
Net Asset Value Per Share		$29.09

43

Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value-Affiliated Vanguard Funds	27,591,791
Receivables for Investment Securities Sold	120,101
Receivables for Accrued Income	17,964
Receivables for Capital Shares Issued	28,079
Total Assets	27,757,935
Liabilities
Payables for Investment Securities Purchased	21,577
Payables for Capital Shares Redeemed	194,140
Total Liabilities	215,717
Net Assets	27,542,218

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	21,805,598
Undistributed Net Investment Income	350,668
Accumulated Net Realized Gains	194,762
Unrealized Appreciation (Depreciation)	5,191,190
Net Assets	27,542,218

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	568,202
Other Income	388
Net Investment Income—Note B	568,590
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	11,341
Affiliated Investment Securities Sold	391,187
Realized Net Gain (Loss)	402,528
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,587,346
Net Increase (Decrease) in Net Assets Resulting from Operations	2,558,464

See accompanying Notes, which are an integral part of the Financial Statements.

45

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	568,590	613,993
Realized Net Gain (Loss)	402,528	438,274
Change in Unrealized Appreciation (Depreciation)	1,587,346	(1,397,892)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,558,464	(345,625)
Distributions
Net Investment Income	(550,582)	(534,873)
Realized Capital Gain[1]	(498,411)	(40,536)
Total Distributions	(1,048,993)	(575,409)
Capital Share Transactions
Issued	6,393,675	8,676,675
Issued in Lieu of Cash Distributions	1,028,442	564,612
Redeemed	(8,082,609)	(9,114,649)
Net Increase (Decrease) from Capital Share Transactions	(660,492)	126,638
Total Increase (Decrease)	848,979	(794,396)
Net Assets
Beginning of Period	26,693,239	27,487,635
End of Period[2]	27,542,218	26,693,239

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $47,512,000 and $36,581,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $350,668,000 and $389,519,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$27.52	$28.40	$26.26	$24.04	$20.83
Investment Operations
Net Investment Income	.619	.662	.577	.528	.569
Capital Gain Distributions Received	.012	.026	.004	.047	.079
Net Realized and Unrealized Gain (Loss)
on Investments	2.065	(.946)	2.054	2.179	3.106
Total from Investment Operations	2.696	(.298)	2.635	2.754	3.754
Distributions
Dividends from Net Investment Income	(. 591)	(. 541)	(. 484)	(. 508)	(. 513)
Distributions from Realized Capital Gains	(. 535)	(. 041)	(. 011)	(. 026)	(. 031)
Total Distributions	(1.126)	(.582)	(.495)	(.534)	(.544)
Net Asset Value, End of Period	$29.09	$27.52	$28.40	$26.26	$24.04

Total Return[1]	10.05%	-1.13%	10.13%	11.70%	18.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,542	$26,693	$27,488	$21,785	$16,078
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.07%	2.14%	2.23%	2.62%
Portfolio Turnover Rate	15%	25%	7%	17%	8%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

48

Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $56,859,000 from undistributed net investment income, and $70,450,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $350,795,000 of ordinary income and $194,635,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $22,400,601,000. Net unrealized appreciation of investment securities for tax purposes was $5,191,190,000, consisting of unrealized gains of $5,210,657,000 on securities that had risen in value since their purchase and $19,467,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	229,362	300,789
Issued in Lieu of Cash Distributions	37,534	19,693
Redeemed	(290,081)	(318,675)
Net Increase (Decrease) in Shares Outstanding	(23,185)	1,807

49

Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3,128	NA1	NA1	27	—	24,057
Vanguard Short- Term Inflation-
Protected Securities Index Fund	121,747	468,249	11,171	—	—	587,988
Vanguard Total Bond Market II
Index Fund	7,500,945	1,480,623	1,309,077	175,704	11,341	7,860,605
Vanguard Total International
Bond Index Fund	3,197,336	285,732	347,903	48,108	—	3,310,495
Vanguard Total International
Stock Index Fund	6,286,631	653,587	1,064,451	173,317	—	6,312,587
Vanguard Total Stock Market
Index Fund	9,578,982	1,010,040	2,262,069	171,046	—	9,496,059
Total	26,688,769	3,898,231	4,994,671	568,202	11,341	27,591,791
1 Not applicable—purchased and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

50

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.06%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	39.3%
Vanguard Total International Stock Index
Fund Investor Shares	26.1
Vanguard Total Bond Market II Index Fund
Investor Shares	24.5
Vanguard Total International Bond Index
Fund Investor Shares	10.1

Total Fund Volatility Measures
	Target 2025	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.95
Beta	0.98	0.65

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.14%.

51

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

52

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Target Retirement 2025 Fund

Target 2025 Composite Index
For a benchmark description, see the Glossary.

53

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (39.3%)
Vanguard Total Stock Market Index Fund Investor Shares	230,009,332	12,461,906

International Stock Fund (26.1%)
Vanguard Total International Stock Index Fund Investor Shares	547,547,698	8,289,872

U.S. Bond Fund (24.5%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	702,847,112	7,759,432

International Bond Fund (10.2%)
Vanguard Total International Bond Index Fund Investor Shares	288,193,079	3,219,117
Total Investment Companies (Cost $24,884,402)		31,730,327
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.640% (Cost $4,263)	42,629	4,263
Total Investments (100.1%) (Cost $24,888,665)		31,734,590
Other Assets and Liabilities (-0.1%)
Other Assets		225,435
Liabilities		(253,591)
		(28,156)
Net Assets (100%)
Applicable to 1,891,088,197 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		31,706,434
Net Asset Value Per Share		$16.77

54

Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	31,734,590
Receivables for Investment Securities Sold	185,441
Receivables for Accrued Income	17,633
Receivables for Capital Shares Issued	22,361
Total Assets	31,960,025
Liabilities
Payables for Investment Securities Purchased	20,353
Payables for Capital Shares Redeemed	233,238
Total Liabilities	253,591
Net Assets	31,706,434

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	24,251,155
Undistributed Net Investment Income	410,138
Accumulated Net Realized Gains	199,216
Unrealized Appreciation (Depreciation)	6,845,925
Net Assets	31,706,434

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	661,667
Other Income	423
Net Investment Income—Note B	662,090
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	10,684
Affiliated Investment Securities Sold	398,032
Realized Net Gain (Loss)	408,716
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,032,698
Net Increase (Decrease) in Net Assets Resulting from Operations	3,103,504

See accompanying Notes, which are an integral part of the Financial Statements.

56

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	662,090	694,304
Realized Net Gain (Loss)	408,716	764,620
Change in Unrealized Appreciation (Depreciation)	2,032,698	(1,996,620)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,103,504	(537,696)
Distributions
Net Investment Income	(624,626)	(619,150)
Realized Capital Gain[1]	(796,306)	(57,685)
Total Distributions	(1,420,932)	(676,835)
Capital Share Transactions
Issued	6,760,157	8,666,183
Issued in Lieu of Cash Distributions	1,393,339	664,059
Redeemed	(8,177,173)	(9,496,257)
Net Increase (Decrease) from Capital Share Transactions	(23,677)	(166,015)
Total Increase (Decrease)	1,658,895	(1,380,546)
Net Assets
Beginning of Period	30,047,539	31,428,085
End of Period[2]	31,706,434	30,047,539

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $69,403,000 and $40,379,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $410,138,000 and $438,883,000.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.90	$16.50	$15.18	$13.70	$11.71
Investment Operations
Net Investment Income	. 362	. 364.350		.316	.331
Capital Gain Distributions Received	.006	.012	.002	.021	.036
Net Realized and Unrealized Gain (Loss)
on Investments	1.280	(.624)	1.272	1.451	1.927
Total from Investment Operations	1.648	(. 248)	1.624	1.788	2.294
Distributions
Dividends from Net Investment Income	(.342)	(. 322)	(.287)	(. 296)	(. 291)
Distributions from Realized Capital Gains	(.436)	(.030)	(.017)	(.012)	(. 013)
Total Distributions	(.778)	(.352)	(. 304)	(.308)	(.304)
Net Asset Value, End of Period	$16.77	$15.90	$16.50	$15.18	$13.70

Total Return[1]	10.67%	-1.60%	10.80%	13.34%	19.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,706	$30,048	$31,428	$25,642	$20,022
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.15%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.07%	2.15%	2.27%	2.64%
Portfolio Turnover Rate	15%	24%	7%	16%	9%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

59

Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $66,209,000 from undistributed net investment income, and $76,667,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $409,726,000 of ordinary income and $199,629,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $24,888,665,000. Net unrealized appreciation of investment securities for tax purposes was $6,845,925,000, consisting of unrealized gains of $6,895,176,000 on securities that had risen in value since their purchase and $49,251,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	422,218	516,906
Issued in Lieu of Cash Distributions	88,242	39,836
Redeemed	(509,271)	(571,576)
Net Increase (Decrease) in Shares Outstanding	1,189	(14,834)

60

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6,905	NA1	NA1	35	—	4,263
Vanguard Total Bond Market II
Index Fund	6,992,554	2,080,901	1,496,413	167,882	10,684	7,759,432
Vanguard Total International
Bond Index Fund	2,969,760	358,611	276,833	45,526	—	3,219,117
Vanguard Total International
Stock Index Fund	8,033,865	854,968	1,165,290	225,270	—	8,289,872
Vanguard Total Stock Market
Index Fund	12,055,309	1,130,078	2,237,913	222,954	—	12,461,906
Total	30,058,393	4,424,558	5,176,449	661,667	10,684	31,734,590
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

61

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	43.8%
Vanguard Total International Stock Index
Fund Investor Shares	29.1
Vanguard Total Bond Market II Index Fund
Investor Shares	19.2
Vanguard Total International Bond Index
Fund Investor Shares	7.9

Total Fund Volatility Measures
	Target 2030	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.98	0.73

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.15%.

62

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

63

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Target Retirement 2030 Fund

Target 2030 Composite Index
For a benchmark description, see the Glossary.

64

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (43.9%)
Vanguard Total Stock Market Index Fund Investor Shares	202,200,327	10,955,214

International Stock Fund (29.1%)
Vanguard Total International Stock Index Fund Investor Shares	480,196,894	7,270,181

U.S. Bond Fund (19.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	434,123,406	4,792,722

International Bond Fund (7.9%)
Vanguard Total International Bond Index Fund Investor Shares	176,209,920	1,968,265
Total Investment Companies (Cost $19,759,682)		24,986,382
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $18,778)	187,765	18,778
Total Investments (100.2%) (Cost $19,778,460)		25,005,160
Other Assets and Liabilities (-0.2%)
Other Assets		147,752
Liabilities		(187,228)
		(39,476)
Net Assets (100%)
Applicable to 838,755,482 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		24,965,684
Net Asset Value Per Share		$29.77

65

Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	25,005,160
Receivables for Investment Securities Sold	105,469
Receivables for Accrued Income	10,653
Receivables for Capital Shares Issued	31,630
Total Assets	25,152,912
Liabilities
Payables for Investment Securities Purchased	14,598
Payables for Capital Shares Redeemed	172,630
Total Liabilities	187,228
Net Assets	24,965,684

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	19,329,054
Undistributed Net Investment Income	320,604
Accumulated Net Realized Gains	89,326
Unrealized Appreciation (Depreciation)	5,226,700
Net Assets	24,965,684

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

66

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	512,194
Other Income	54
Net Investment Income—Note B	512,248
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	6,272
Affiliated Investment Securities Sold	231,432
Realized Net Gain (Loss)	237,704
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,747,746
Net Increase (Decrease) in Net Assets Resulting from Operations	2,497,698

See accompanying Notes, which are an integral part of the Financial Statements.

67

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	512,248	521,844
Realized Net Gain (Loss)	237,704	285,257
Change in Unrealized Appreciation (Depreciation)	1,747,746	(1,391,581)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,497,698	(584,480)
Distributions
Net Investment Income	(471,700)	(452,597)
Realized Capital Gain[1]	(343,700)	(23,522)
Total Distributions	(815,400)	(476,119)
Capital Share Transactions
Issued	6,307,641	7,676,431
Issued in Lieu of Cash Distributions	798,019	466,220
Redeemed	(6,506,588)	(7,482,627)
Net Increase (Decrease) from Capital Share Transactions	599,072	660,024
Total Increase (Decrease)	2,281,370	(400,575)
Net Assets
Beginning of Period	22,684,314	23,084,889
End of Period[2]	24,965,684	22,684,314

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $40,296,000 and $21,900,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $320,604,000 and $331,281,000.

See accompanying Notes, which are an integral part of the Financial Statements.

68

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$27.77	$28.95	$26.46	$23.51	$19.81
Investment Operations
Net Investment Income	.634	.633	.613	. 540	. 561
Capital Gain Distributions Received	.008	.016	.002	.027	.044
Net Realized and Unrealized Gain (Loss)
on Investments	2.390	(1.242)	2.402	2.897	3.580
Total from Investment Operations	3.032	(.593)	3.017	3.464	4.185
Distributions
Dividends from Net Investment Income	(. 597)	(. 558)	(. 491)	(. 499)	(. 468)
Distributions from Realized Capital Gains	(. 435)	(. 029)	(. 036)	(. 015)	(. 017)
Total Distributions	(1.032)	(. 587)	(. 527)	(. 514)	(. 485)
Net Asset Value, End of Period	$29.77	$27.77	$28.95	$26.46	$23.51

Total Return[1]	11.15%	-2.16%	11.51%	15.05%	21.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,966	$22,684	$23,085	$17,795	$12,647
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.08%	2.16%	2.30%	2.66%
Portfolio Turnover Rate	16%	24%	7%	14%	4%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

69

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

70

Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $51,225,000 from undistributed net investment income, and $41,178,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $349,996,000 of ordinary income and $59,933,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $19,778,460,000. Net unrealized appreciation of investment securities for tax purposes was $5,226,700,000 consisting of unrealized gains of $5,344,082,000 on securities that had risen in value since their purchase and $117,382,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	222,843	260,591
Issued in Lieu of Cash Distributions	28,460	15,901
Redeemed	(229,481)	(256,833)
Net Increase (Decrease) in Shares Outstanding	21,822	19,659

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Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	38	—	18,778
Vanguard Total Bond Market II
Index Fund	4,079,108	1,722,733	1,119,381	100,700	6,272	4,792,722
Vanguard Total International
Bond Index Fund	1,729,322	331,777	192,448	27,140	—	1,968,265
Vanguard Total International
Stock Index Fund	6,746,275	854,256	811,396	193,190	—	7,270,181
Vanguard Total Stock Market
Index Fund	10,120,273	1,156,619	1,609,934	191,126	—	10,955,214
Total	22,674,978	4,065,385	3,733,159	512,194	6,272	25,005,160
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

72

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund: In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Philadelphia, Pennsylvania November 10, 2016

Special 2016 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	182,240
Target Retirement 2010 Fund	229,059
Target Retirement 2015 Fund	937,919
Target Retirement 2020 Fund	521,349
Target Retirement 2025 Fund	803,570
Target Retirement 2030 Fund	341,316

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For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	58,382
Target Retirement 2010 Fund	37,852
Target Retirement 2015 Fund	166,682
Target Retirement 2020 Fund	283,990
Target Retirement 2025 Fund	362,470
Target Retirement 2030 Fund	303,398

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	16.3%
Target Retirement 2010 Fund	18.1
Target Retirement 2015 Fund	23.9
Target Retirement 2020 Fund	26.8
Target Retirement 2025 Fund	30.0
Target Retirement 2030 Fund	31.2

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement Income Fund	59,736	2,411
Target Retirement 2010 Fund	34,652	1,450
Target Retirement 2015 Fund	128,499	6,252
Target Retirement 2020 Fund	220,302	11,433
Target Retirement 2025 Fund	269,507	14,771
Target Retirement 2030 Fund	219,488	12,607

Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2016
	One	Five	Ten
	Year	Years	Years
Target Retirement Income Fund
Returns Before Taxes	7.54%	5.94%	5.27%
Returns After Taxes on Distributions	6.40	5.03	4.30
Returns After Taxes on Distributions and Sale of Fund Shares	4.67	4.35	3.83

	One	Five	Ten
	Year	Years	Years
Target Retirement 2010 Fund
Returns Before Taxes	7.82%	7.28%	5.21%
Returns After Taxes on Distributions	6.22	6.29	4.39
Returns After Taxes on Distributions and Sale of Fund Shares	5.20	5.46	3.90

	One	Five	Ten
	Year	Years	Years
Target Retirement 2015 Fund
Returns Before Taxes	9.03%	8.61%	5.48%
Returns After Taxes on Distributions	7.13	7.61	4.61
Returns After Taxes on Distributions and Sale of Fund Shares	6.16	6.55	4.12

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Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2016

	One	Five	Ten
	Year	Years	Years
Target Retirement 2020 Fund

Returns Before Taxes	10.05%	9.63%	5.62%
Returns After Taxes on Distributions	8.79	8.86	4.99
Returns After Taxes on Distributions and Sale of Fund Shares	6.23	7.42	4.31

	One	Five	Ten
	Year	Years	Years
Target Retirement 2025 Fund
Returns Before Taxes	10.67%	10.39%	5.65%
Returns After Taxes on Distributions	9.22	9.60	4.97
Returns After Taxes on Distributions and Sale of Fund Shares	6.75	8.06	4.34

	One	Five	Ten
	Year	Years	Years
Target Retirement 2030 Fund
Returns Before Taxes	11.15%	11.12%	5.64%
Returns After Taxes on Distributions	10.04	10.43	5.12
Returns After Taxes on Distributions and Sale of Fund Shares	6.84	8.70	4.40

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,038.66	$0.66
Target Retirement 2010 Fund	$1,000.00	$1,040.11	$0.66
Target Retirement 2015 Fund	$1,000.00	$1,047.59	$0.72
Target Retirement 2020 Fund	$1,000.00	$1,053.22	$0.72
Target Retirement 2025 Fund	$1,000.00	$1,057.38	$0.72
Target Retirement 2030 Fund	$1,000.00	$1,060.19	$0.77
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.35	$0.66
Target Retirement 2010 Fund	$1,000.00	$1,024.35	$0.66
Target Retirement 2015 Fund	$1,000.00	$1,024.30	$0.71
Target Retirement 2020 Fund	$1,000.00	$1,024.30	$0.71
Target Retirement 2025 Fund	$1,000.00	$1,024.30	$0.71
Target Retirement 2030 Fund	$1,000.00	$1,024.25	$0.76

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.13%, 0.13%, 0.14%, 0.14%, 0.14%, and 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs.

Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target Today Funds Average: Mixed-Asset Target Conservative Funds Average though June 30, 2012; Mixed-Asset Target Today Funds Average thereafter.

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Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

80

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112016

Annual Report | September 30, 2016

Vanguard Target Retirement Funds

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Target Retirement 2035 Fund.	7
Target Retirement 2040 Fund.	18
Target Retirement 2045 Fund.	29
Target Retirement 2050 Fund.	40
Target Retirement 2055 Fund.	51
Target Retirement 2060 Fund.	62
Your Fund’s After-Tax Returns.	75
About Your Fund’s Expenses.	77
Glossary.	79

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2016, both domestic and international stock markets made strong gains, returning about 15% and about 9%, respectively.

• Global fixed income markets also turned in solid results: U.S. bonds returned about 5%; international bonds returned about 8% for U.S.-based investors.

• Against this backdrop, the six Vanguard Target Retirement Funds covered in this report produced returns ranging from 11.64% for the Target Retirement 2035 Fund to 12.16% for the Target Retirement 2045 Fund. (Funds with retirement dates of 2010 through 2030, as well as the Target Retirement Income Fund, are covered in a separate report.)

• Each fund posted returns that were in line with those of its composite benchmark after expenses. All of the funds surpassed the average return of their respective peer groups.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Target Retirement 2035 Fund	11.64%
Target 2035 Composite Index	12.02
Mixed-Asset Target 2035 Funds Average	10.74
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2040 Fund	12.11%
Target 2040 Composite Index	12.51
Mixed-Asset Target 2040 Funds Average	11.06
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2045 Fund	12.16%
Target 2045 Composite Index	12.59
Mixed-Asset Target 2045 Funds Average	11.23
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2050 Fund	12.14%
Target 2050 Composite Index	12.59
Mixed-Asset Target 2050 Funds Average	11.48
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard Target Retirement 2055 Fund	12.13%
Target 2055 Composite Index	12.59
Mixed-Asset Target 2055+ Funds Average	11.26
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2060 Fund	12.13%
Target 2060 Composite Index	12.59
Mixed-Asset Target 2055+ Funds Average	11.26
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Target Retirement 2035 Fund	5.74%
Target 2035 Composite Index	5.88
Mixed-Asset Target 2035 Funds Average	4.77
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2040 Fund	5.87%
Target 2040 Composite Index	6.01
Mixed-Asset Target 2040 Funds Average	4.56
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2045 Fund	5.87%
Target 2045 Composite Index	6.01
Mixed-Asset Target 2045 Funds Average	4.91
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2050 Fund	5.87%
Target 2050 Composite Index	6.01
Mixed-Asset Target 2050 Funds Average	4.79
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2055 Fund (Returns since inception: 8/18/2010)	10.38%
Target 2055 Composite Index	10.63
Spliced Mixed-Asset Target 2055+ Funds Average	9.27
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average
Annual Return
Target Retirement 2060 Fund (Returns since inception: 1/19/2012)	9.91%
Target 2060 Composite Index	10.19
Spliced Mixed-Asset Target 2055+ Funds Average	8.99
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.15%	0.41%
Target Retirement 2040 Fund	0.16	0.46
Target Retirement 2045 Fund	0.16	0.41
Target Retirement 2050 Fund	0.16	0.43
Target Retirement 2055 Fund	0.16	0.37
Target Retirement 2060 Fund	0.16	0.37

The fund expense figures shown—drawn from the prospectus dated January 28, 2016—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.15% for the 2035 Fund, 0.16% for the 2040 Fund, 0.16% for the 2045 Fund, 0.16% for the 2050 Fund, 0.16% for the 2055 Fund, and 0.16% for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds; for the 2055 and 2060 Funds, Mixed-Asset Target 2055+ Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	48.3%
Vanguard Total International Stock Index
Fund Investor Shares	32.1
Vanguard Total Bond Market II Index Fund
Investor Shares	14.0
Vanguard Total International Bond Index
Fund Investor Shares	5.6

Total Fund Volatility Measures
	Target 2035	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.81

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.15%.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2035 Fund	11.64%	11.83%	5.74%	$17,478
••••••••	Target 2035 Composite Index	12.02	12.03	5.88	17,706
– – – –	Mixed-Asset Target 2035 Funds

	MSCI Average US Broad Market Index	15.02 10.74	16.42 10.43	7.56 4.77	20,734 15,941
For a benchmark description, see the Glossary.
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.3%)
Vanguard Total Stock Market Index Fund Investor Shares	218,510,832	11,838,917

International Stock Fund (32.1%)
Vanguard Total International Stock Index Fund Investor Shares	520,026,585	7,873,202

U.S. Bond Fund (14.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	311,037,868	3,433,858

International Bond Fund (5.6%)
Vanguard Total International Bond Index Fund Investor Shares	124,021,897	1,385,325
Total Investment Companies (Cost $18,690,703)		24,531,302
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $10,393)	103,918	10,393
Total Investments (100.0%) (Cost $18,701,096)		24,541,695
Other Assets and Liabilities (0.0%)
Other Assets		168,523
Liabilities		(179,612)
		(11,089)
Net Assets (100%)
Applicable to 1,356,156,227 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		24,530,606
Net Asset Value Per Share		$18.09

Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	24,541,695
Receivables for Investment Securities Sold	134,069
Receivables for Accrued Income	7,778
Receivables for Capital Shares Issued	26,676
Total Assets	24,710,218
Liabilities
Payables for Investment Securities Purchased	10,692
Payables for Capital Shares Redeemed	168,920
Total Liabilities	179,612
Net Assets	24,530,606

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	18,195,292
Undistributed Net Investment Income	319,758
Accumulated Net Realized Gains	174,957
Unrealized Appreciation (Depreciation)	5,840,599
Net Assets	24,530,606

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	512,016
Other Income	251
Net Investment Income—Note B	512,267
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	4,448
Affiliated Investment Securities Sold	314,236
Realized Net Gain (Loss)	318,684
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,756,197
Net Increase (Decrease) in Net Assets Resulting from Operations	2,587,148

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	512,267	529,949
Realized Net Gain (Loss)	318,684	524,472
Change in Unrealized Appreciation (Depreciation)	1,756,197	(1,751,937)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,587,148	(697,516)
Distributions
Net Investment Income	(480,079)	(497,432)
Realized Capital Gain[1]	(537,016)	(6,759)
Total Distributions	(1,017,095)	(504,191)
Capital Share Transactions
Issued	5,337,665	6,526,703
Issued in Lieu of Cash Distributions	999,667	495,804
Redeemed	(6,177,230)	(6,846,464)
Net Increase (Decrease) from Capital Share Transactions	160,102	176,043
Total Increase (Decrease)	1,730,155	(1,025,664)
Net Assets
Beginning of Period	22,800,451	23,826,115
End of Period[2]	24,530,606	22,800,451

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $36,232,000 and $6,759,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $319,758,000 and $338,797,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.95	$17.79	$16.16	$14.15	$11.77
Investment Operations
Net Investment Income	.393	.391	.359	.340	.344
Capital Gain Distributions Received	.003	.007	.001	.011	.016
Net Realized and Unrealized Gain (Loss)
on Investments	1.530	(.865)	1.594	1.972	2.307
Total from Investment Operations	1.926	(.467)	1.954	2.323	2.667
Distributions
Dividends from Net Investment Income	(. 371)	(. 368)	(. 324)	(. 307)	(. 281)
Distributions from Realized Capital Gains	(. 415)	(. 005)	—	(. 006)	(. 006)
Total Distributions	(.786)	(. 373)	(. 324)	(. 313)	(. 287)
Net Asset Value, End of Period	$18.09	$16.95	$17.79	$16.16	$14.15

Total Return[1]	11.64%	-2.75%	12.20%	16.77%	22.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,531	$22,800	$23,826	$19,026	$14,220
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.07%	2.17%	2.33%	2.68%
Portfolio Turnover Rate	14%	23%	6%	12%	6%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $51,227,000 from undistributed net investment income, and $61,131,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $321,781,000 of ordinary income and $172,933,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $18,701,096,000. Net unrealized appreciation of investment securities for tax purposes was $5,840,599,000, consisting of unrealized gains of $5,974,939,000 on securities that had risen in value since their purchase and $134,340,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	311,062	360,451
Issued in Lieu of Cash Distributions	58,597	27,499
Redeemed	(358,384)	(382,190)
Net Increase (Decrease) in Shares Outstanding	11,275	5,760

Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	9,770	NA1	NA1	31	—	10,393
Vanguard Total Bond Market II
Index Fund	2,902,432	1,256,060	803,521	71,618	4,448	3,433,858
Vanguard Total International
Bond Index Fund	1,226,912	247,607	160,733	19,276	—	1,385,325
Vanguard Total International
Stock Index Fund	7,467,258	781,893	897,404	211,773	—	7,873,202
Vanguard Total Stock Market
Index Fund	11,210,334	897,358	1,667,327	209,318	—	11,838,917
Total	22,816,706	3,182,918	3,528,985	512,016	4,448	24,541,695
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	52.8%
Vanguard Total International Stock Index
Fund Investor Shares	35.1
Vanguard Total Bond Market II Index Fund
Investor Shares	8.7
Vanguard Total International Bond Index
Fund Investor Shares	3.4

Total Fund Volatility Measures
	Target 2040	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.98	0.88

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.16%.

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2040 Fund	12.11%	12.13%	5.87%	$17,694
••••••••	Target 2040 Composite Index	12.51	12.37	6.01	17,926
– – – –	Mixed-Asset Target 2040 Funds

	MSCI Average US Broad Market Index	15.02 11.06	16.42 10.43	7.56 4.56	20,734 15,624
For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Target Retirement 2040 Fund

Target 2040 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (52.8%)
Vanguard Total Stock Market Index Fund Investor Shares	169,366,107	9,176,256

International Stock Fund (35.0%)
Vanguard Total International Stock Index Fund Investor Shares	402,336,579	6,091,376

U.S. Bond Fund (8.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	136,505,081	1,507,016

International Bond Fund (3.4%)
Vanguard Total International Bond Index Fund Investor Shares	53,042,034	592,479
Total Investment Companies (Cost $13,426,521)		17,367,127
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $12,522)	125,205	12,522
Total Investments (100.0%) (Cost $13,439,043)		17,379,649
Other Assets and Liabilities (0.0%)
Other Assets		107,305
Liabilities		(115,883)
		(8,578)
Net Assets (100%)
Applicable to 567,938,217 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,371,071
Net Asset Value Per Share		$30.59

Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	17,379,649
Receivables for Investment Securities Sold	81,148
Receivables for Accrued Income	3,567
Receivables for Capital Shares Issued	22,590
Total Assets	17,486,954
Liabilities
Payables for Investment Securities Purchased	3,266
Payables for Capital Shares Redeemed	112,617
Total Liabilities	115,883
Net Assets	17,371,071

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	13,142,215
Undistributed Net Investment Income	225,359
Accumulated Net Realized Gains	62,891
Unrealized Appreciation (Depreciation)	3,940,606
Net Assets	17,371,071

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	358,337
Other Income	301
Net Investment Income—Note B	358,638
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,831
Affiliated Investment Securities Sold	132,625
Realized Net Gain (Loss)	134,456
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,383,092
Net Increase (Decrease) in Net Assets Resulting from Operations	1,876,186

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	358,638	365,424
Realized Net Gain (Loss)	134,456	100,794
Change in Unrealized Appreciation (Depreciation)	1,383,092	(1,099,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,876,186	(633,017)
Distributions
Net Investment Income	(329,503)	(314,420)
Realized Capital Gain[1]	(125,908)	(9,312)
Total Distributions	(455,411)	(323,732)
Capital Share Transactions
Issued	4,604,224	5,442,252
Issued in Lieu of Cash Distributions	446,191	317,439
Redeemed	(4,824,349)	(4,990,355)
Net Increase (Decrease) from Capital Share Transactions	226,066	769,336
Total Increase (Decrease)	1,646,841	(187,413)
Net Assets
Beginning of Period	15,724,230	15,911,643
End of Period[2]	17,371,071	15,724,230

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $24,110,000 and $8,764,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $225,359,000 and $232,088,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.09	$29.66	$26.80	$23.26	$19.26
Investment Operations
Net Investment Income	.660	.648	.593	.546	.559
Capital Gain Distributions Received	.003	.007	.001	.012	.022
Net Realized and Unrealized Gain (Loss)
on Investments	2.687	(1.634)	2.773	3.485	3.872
Total from Investment Operations	3.350	(.979)	3.367	4.043	4.453
Distributions
Dividends from Net Investment Income	(. 615)	(. 574)	(. 500)	(. 496)	(. 444)
Distributions from Realized Capital Gains	(. 235)	(. 017)	(. 007)	(. 007)	(. 009)
Total Distributions	(. 850)	(. 591)	(. 507)	(. 503)	(. 453)
Net Asset Value, End of Period	$30.59	$28.09	$29.66	$26.80	$23.26

Total Return[1]	12.11%	-3.43%	12.66%	17.75%	23.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,371	$15,724	$15,912	$12,013	$7,982
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.09%	2.18%	2.36%	2.69%
Portfolio Turnover Rate	16%	21%	6%	9%	3%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $35,864,000 from undistributed net investment income, and $25,224,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $235,027,826 of ordinary income and $62,018,822 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $13,439,043,000. Net unrealized appreciation of investment securities for tax purposes was $3,940,606,000, consisting of unrealized gains of $4,096,162,000 on securities that had risen in value since their purchase and $155,556,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	159,514	180,154
Issued in Lieu of Cash Distributions	15,461	10,543
Redeemed	(166,772)	(167,343)
Net Increase (Decrease) in Shares Outstanding	8,203	23,354

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6,418	NA1	NA1	28	—	12,522
Vanguard Total Bond Market II
Index Fund	1,173,838	692,584	392,740	30,080	1,831	1,507,016
Vanguard Total International
Bond Index Fund	501,647	137,204	76,529	8,077	—	592,479
Vanguard Total International
Stock Index Fund	5,615,266	797,618	718,893	161,359	—	6,091,376
Vanguard Total Stock Market
Index Fund	8,429,903	1,045,822	1,354,310	158,793	—	9,176,256
Total	15,727,072	2,673,228	2,542,472	358,337	1,831	17,379,649
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	2.9

Total Fund Volatility Measures
	Target 2045	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.98	0.88

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.16%.

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016

Initial Investment of $10,000

For a benchmark description, see the Glossary.

Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Target Retirement 2045 Fund

Target 2045 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	159,587,196	8,646,434

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	379,483,542	5,745,381

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	102,386,900	1,130,351

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	41,018,896	458,181
Total Investment Companies (Cost $12,177,991)		15,980,347
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $5,774)	57,740	5,775
Total Investments (100.0%) (Cost $12,183,765)		15,986,122
Other Assets and Liabilities (0.0%)
Other Assets		106,961
Liabilities		(106,486)
		475
Net Assets (100%)
Applicable to 836,031,492 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		15,986,597
Net Asset Value Per Share		$19.12

Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	15,986,122
Receivables for Investment Securities Sold	86,653
Receivables for Accrued Income	2,704
Receivables for Capital Shares Issued	17,604
Total Assets	16,093,083
Liabilities
Payables for Investment Securities Purchased	2,533
Payables for Capital Shares Redeemed	103,953
Total Liabilities	106,486
Net Assets	15,986,597

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	11,904,557
Undistributed Net Investment Income	207,956
Accumulated Net Realized Gains	71,727
Unrealized Appreciation (Depreciation)	3,802,357
Net Assets	15,986,597

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	330,342
Other Income	171
Net Investment Income—Note B	330,513
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,552
Affiliated Investment Securities Sold	135,548
Realized Net Gain (Loss)	137,100
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,271,291
Net Increase (Decrease) in Net Assets Resulting from Operations	1,738,904

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	330,513	330,942
Realized Net Gain (Loss)	137,100	146,296
Change in Unrealized Appreciation (Depreciation)	1,271,291	(1,046,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,738,904	(569,431)
Distributions
Net Investment Income	(302,945)	(303,599)
Realized Capital Gain[1]	(156,182)	(2,378)
Total Distributions	(459,127)	(305,977)
Capital Share Transactions
Issued	3,900,183	4,573,322
Issued in Lieu of Cash Distributions	451,577	301,446
Redeemed	(3,927,553)	(4,208,051)
Net Increase (Decrease) from Capital Share Transactions	424,207	666,717
Total Increase (Decrease)	1,703,984	(208,691)
Net Assets
Beginning of Period	14,282,613	14,491,304
End of Period[2]	15,986,597	14,282,613

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $14,912,000 and $2,378,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $207,956,000 and $213,439,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.60	$18.61	$16.82	$14.61	$12.10
Investment Operations
Net Investment Income	.411	.406	.376	.350	.354
Capital Gain Distributions Received	.002	.004	.001	.008	.014
Net Realized and Unrealized Gain (Loss)
on Investments	1.692	(1.034)	1.747	2.173	2.433
Total from Investment Operations	2.105	(.624)	2.124	2.531	2.801
Distributions
Dividends from Net Investment Income	(. 386)	(. 383)	(. 334)	(. 316)	(. 286)
Distributions from Realized Capital Gains	(.199)	(. 003)	—	(. 005)	(. 005)
Total Distributions	(. 585)	(. 386)	(. 334)	(. 321)	(. 291)
Net Asset Value, End of Period	$19.12	$17.60	$18.61	$16.82	$14.61

Total Return[1]	12.16%	-3.49%	12.73%	17.70%	23.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,987	$14,283	$14,491	$11,441	$8,163
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.43%	2.10%	2.17%	2.36%	2.70%
Portfolio Turnover Rate	13%	20%	7%	10%	7%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $33,051,000 from undistributed net investment income, and $22,280,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $213,416,000 of ordinary income and $66,267,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $12,183,765,000. Net unrealized appreciation of investment securities for tax purposes was $3,802,357,000, consisting of unrealized gains of $3,955,042,000 on securities that had risen in value since their purchase and $152,685,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	216,385	241,435
Issued in Lieu of Cash Distributions	25,032	15,975
Redeemed	(216,842)	(224,761)
Net Increase (Decrease) in Shares Outstanding	24,575	32,649

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,954	NA1	NA1	24	—	5,775
Vanguard Total Bond Market II
Index Fund	994,746	492,025	382,855	24,487	1,552	1,130,351
Vanguard Total International
Bond Index Fund	424,585	82,717	73,624	6,631	—	458,181
Vanguard Total International
Stock Index Fund	5,139,185	758,778	523,730	150,875	—	5,745,381
Vanguard Total Stock Market
Index Fund	7,719,752	918,078	976,148	148,325	—	8,646,434
Total	14,286,222	2,251,598	1,956,357	330,342	1,552	15,986,122
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	2.8

Total Fund Volatility Measures
	Target 2050	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.98	0.88

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.16%.

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2050 Fund	12.14%	12.14%	5.87%	$17,684
••••••••	Target 2050 Composite Index	12.59	12.38	6.01	17,932
– – – –	Mixed-Asset Target 2050 Funds

	MSCI Average US Broad Market Index	15.02 11.48	16.42 11.02	7.56 4.79	20,734 15,965
For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Target Retirement 2050 Fund

Target 2050 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	96,181,318	5,211,104

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	228,855,779	3,464,877

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	61,889,839	683,264

International Bond Fund (2.8%)
Vanguard Total International Bond Index Fund Investor Shares	24,563,653	274,376
Total Investment Companies (Cost $7,750,173)		9,633,621
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $7,485)	74,847	7,485
Total Investments (100.1%) (Cost $7,757,658)		9,641,106
Other Assets and Liabilities (-0.1%)
Other Assets		57,766
Liabilities		(65,077)
		(7,311)
Net Assets (100%)
Applicable to 314,481,511 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,633,795
Net Asset Value Per Share		$30.63

Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	9,641,106
Receivables for Investment Securities Sold	39,847
Receivables for Accrued Income	1,523
Receivables for Capital Shares Issued	16,396
Total Assets	9,698,872
Liabilities
Payables for Investment Securities Purchased	1,523
Payables for Capital Shares Redeemed	63,554
Total Liabilities	65,077
Net Assets	9,633,795

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	7,621,499
Undistributed Net Investment Income	123,151
Accumulated Net Realized Gains	5,697
Unrealized Appreciation (Depreciation)	1,883,448
Net Assets	9,633,795

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	191,973
Net Investment Income—Note B	191,973
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	870
Affiliated Investment Securities Sold	24,638
Realized Net Gain (Loss)	25,508
Change in Unrealized Appreciation (Depreciation) of Investment Securities	795,513
Net Increase (Decrease) in Net Assets Resulting from Operations	1,012,994

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	191,973	175,377
Realized Net Gain (Loss)	25,508	14,172
Change in Unrealized Appreciation (Depreciation)	795,513	(527,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,012,994	(337,985)
Distributions
Net Investment Income	(163,313)	(153,721)
Realized Capital Gain[1]	(24,567)	(1,032)
Total Distributions	(187,880)	(154,753)
Capital Share Transactions
Issued	3,089,676	3,209,488
Issued in Lieu of Cash Distributions	184,437	151,750
Redeemed	(2,358,228)	(2,364,964)
Net Increase (Decrease) from Capital Share Transactions	915,885	996,274
Total Increase (Decrease)	1,740,999	503,536
Net Assets
Beginning of Period	7,892,796	7,389,260
End of Period[2]	9,633,795	7,892,796

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $12,842,000 and 1,032,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $123,151,000 and $113,040,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$27.95	$29.53	$26.69	$23.16	$19.17
Investment Operations
Net Investment Income	.636	.623	.586	.539	.549
Capital Gain Distributions Received	.003	.006	.001	.012	.022
Net Realized and Unrealized Gain (Loss)
on Investments	2.714	(1.609)	2.771	3.473	3.866
Total from Investment Operations	3.353	(.980)	3.358	4.024	4.437
Distributions
Dividends from Net Investment Income	(. 585)	(. 596)	(. 518)	(. 487)	(. 439)
Distributions from Realized Capital Gains	(. 088)	(. 004)	—	(. 007)	(. 008)
Total Distributions	(. 673)	(. 600)	(. 518)	(. 494)	(. 447)
Net Asset Value, End of Period	$30.63	$27.95	$29.53	$26.69	$23.16

Total Return[1]	12.14%	-3.46%	12.69%	17.74%	23.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,634	$7,893	$7,389	$5,355	$3,467
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.11%	2.19%	2.36%	2.70%
Portfolio Turnover Rate	12%	18%	7%	9%	4%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $18,549,000 from undistributed net investment income, and $616,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $125,098,000 of ordinary income and $8,745,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $7,757,658,000. Net unrealized appreciation of investment securities for tax purposes was $1,883,448,000, consisting of unrealized gains of $1,971,453,000 on securities that had risen in value since their purchase and $88,005,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	107,122	106,713
Issued in Lieu of Cash Distributions	6,382	5,063
Redeemed	(81,445)	(79,571)
Net Increase (Decrease) in Shares Outstanding	32,059	32,205

Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,079	NA1	NA1	21	—	7,485
Vanguard Total Bond Market II
Index Fund	547,705	344,432	224,440	14,132	870	683,264
Vanguard Total International
Bond Index Fund	238,108	48,579	26,546	3,838	—	274,376
Vanguard Total International
Stock Index Fund	2,839,964	638,960	235,281	87,802	—	3,464,877
Vanguard Total Stock Market
Index Fund	4,259,530	897,499	515,040	86,180	—	5,211,104
Total	7,892,386	1,929,470	1,001,307	191,973	870	9,641,106
1 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Target Retirement 2055 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VFFVX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.2
Vanguard Total International Bond Index
Fund Investor Shares	2.8

Total Fund Volatility Measures
	Target 2055	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.98	0.88

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.16%.

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2016

Initial Investment of $10,000

Average Annual Total Returns
Periods Ended September 30, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(8/18/2010)	Investment
	Target Retirement 2055 Fund	12.13%	12.13%	10.38%	$18,297
••••••••	Target 2055 Composite Index	12.59	12.38	10.63	18,552
– – – –	Spliced Mixed-Asset Target 2055+

	MSCI Funds US Average Broad Market Index	15.02 11.26	16.42 11.21	14.28 9.27	22,634 17,206
For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2016

Target Retirement 2055 Fund

Target 2055 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	33,922,159	1,837,903

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	80,660,643	1,221,202

U.S. Bond Fund (7.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	22,196,487	245,049

International Bond Fund (2.8%)
Vanguard Total International Bond Index Fund Investor Shares	8,528,504	95,263
Total Investment Companies (Cost $3,076,275)		3,399,417
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $4,193)	41,926	4,193
Total Investments (100.1%) (Cost $3,080,468)		3,403,610
Other Assets and Liabilities (-0.1%)
Other Assets		19,360
Liabilities		(23,970)
		(4,610)
Net Assets (100%)
Applicable to 102,525,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,399,000
Net Asset Value Per Share		$33.15

Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	3,403,610
Receivables for Accrued Income	547
Receivables for Capital Shares Issued	18,813
Total Assets	3,422,970
Liabilities
Payables for Investment Securities Purchased	4,726
Payables for Capital Shares Redeemed	19,244
Total Liabilities	23,970
Net Assets	3,399,000

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,030,240
Undistributed Net Investment Income	47,624
Accumulated Net Realized Losses	(2,006)
Unrealized Appreciation (Depreciation)	323,142
Net Assets	3,399,000

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	62,683
Other Income	15
Net Investment Income—Note B	62,698
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	265
Affiliated Investment Securities Sold	5,369
Realized Net Gain (Loss)	5,634
Change in Unrealized Appreciation (Depreciation) of Investment Securities	262,818
Net Increase (Decrease) in Net Assets Resulting from Operations	331,150

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,698	47,079
Realized Net Gain (Loss)	5,634	(5,205)
Change in Unrealized Appreciation (Depreciation)	262,818	(159,464)
Net Increase (Decrease) in Net Assets Resulting from Operations	331,150	(117,590)
Distributions
Net Investment Income	(46,523)	(31,961)
Realized Capital Gain[1]	(1,255)	(346)
Total Distributions	(47,778)	(32,307)
Capital Share Transactions
Issued	1,535,226	1,400,909
Issued in Lieu of Cash Distributions	46,827	31,653
Redeemed	(745,024)	(673,689)
Net Increase (Decrease) from Capital Share Transactions	837,029	758,873
Total Increase (Decrease)	1,120,401	608,976
Net Assets
Beginning of Period	2,278,599	1,669,623
End of Period[2]	3,399,000	2,278,599

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $78,000 and $288,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $47,624,000 and $31,449,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.14	$31.80	$28.67	$24.81	$20.45
Investment Operations
Net Investment Income	.642	.631	. 577	.641[1]	.540
Capital Gain Distributions Received	.003	.005	.001	.011[1]	.022
Net Realized and Unrealized Gain (Loss)
on Investments	2.974	(1.736)	3.033	3.668	4.202
Total from Investment Operations	3.619	(1.100)	3.611	4.320	4.764
Distributions
Dividends from Net Investment Income	(. 593)	(. 554)	(. 477)	(. 447)	(. 391)
Distributions from Realized Capital Gains	(. 016)	(. 006)	(. 004)	(. 013)	(. 013)
Total Distributions	(. 609)	(. 560)	(. 481)	(. 460)	(. 404)
Net Asset Value, End of Period	$33.15	$30.14	$31.80	$28.67	$24.81

Total Return[2]	12.13%	-3.58%	12.69%	17.73%	23.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,399	$2,279	$1,670	$915	$381
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.27%	2.17%	2.22%	2.39%	2.76%
Portfolio Turnover Rate	8%	18%	7%	9%	3%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2016, the fund had $47,647,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,029,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2016, the cost of investment securities for tax purposes was $3,080,468,000. Net unrealized appreciation of investment securities for tax purposes was $323,142,000, consisting of unrealized gains of $355,600,000 on securities that had risen in value since their purchase and $32,458,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	49,206	43,184
Issued in Lieu of Cash Distributions	1,497	978
Redeemed	(23,777)	(21,062)
Net Increase (Decrease) in Shares Outstanding	26,926	23,100

Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3,549	NA1	NA1	13	—	4,193
Vanguard Total Bond Market II
Index Fund	160,740	126,093	46,988	4,582	265	245,049
Vanguard Total International
Bond Index Fund	68,563	29,491	7,338	1,210	—	95,263
Vanguard Total International
Stock Index Fund	819,490	385,045	58,767	28,729	—	1,221,202
Vanguard Total Stock Market
Index Fund	1,228,841	534,316	108,256	28,149	—	1,837,903
Total	2,281,183	1,074,945	221,349	62,683	265	3,403,610
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Target Retirement 2060 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTTSX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.2
Vanguard Total International Bond Index
Fund Investor Shares	2.8

Total Fund Volatility Measures
	Target 2060	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.98	0.88

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the acquired fund fees and expenses were 0.16%.

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2016

Initial Investment of $10,000

For a benchmark description, see the Glossary.

Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): January 19, 2012, Through September 30, 2016

Target Retirement 2060 Fund

Target 2060 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	11,390,572	617,141

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	27,175,810	411,442

U.S. Bond Fund (7.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	7,464,259	82,405

International Bond Fund (2.8%)
Vanguard Total International Bond Index Fund Investor Shares	2,883,845	32,213
Total Investment Companies (Cost $1,062,645)		1,143,201
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $893)	8,930	893
Total Investments (100.1%) (Cost $1,063,538)		1,144,094
Other Assets and Liabilities (-0.1%)
Other Assets		4,177
Liabilities		(5,330)
		(1,153)
Net Assets (100%)
Applicable to 39,071,197 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,142,941
Net Asset Value Per Share		$29.25

Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	1,144,094
Receivables for Accrued Income	190
Receivables for Capital Shares Issued	3,987
Total Assets	1,148,271
Liabilities
Payables for Investment Securities Purchased	184
Payables for Capital Shares Redeemed	5,146
Total Liabilities	5,330
Net Assets	1,142,941

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,046,682
Undistributed Net Investment Income	15,940
Accumulated Net Realized Losses	(237)
Unrealized Appreciation (Depreciation)	80,556
Net Assets	1,142,941

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	20,960
Other Income	11
Net Investment Income—Note B	20,971
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	88
Affiliated Investment Securities Sold	805
Realized Net Gain (Loss)	893
Change in Unrealized Appreciation (Depreciation) of Investment Securities	88,315
Net Increase (Decrease) in Net Assets Resulting from Operations	110,179

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,971	14,507
Realized Net Gain (Loss)	893	(198)
Change in Unrealized Appreciation (Depreciation)	88,315	(52,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	110,179	(37,801)
Distributions
Net Investment Income	(14,861)	(8,995)
Realized Capital Gain[1]	(591)	(136)
Total Distributions	(15,452)	(9,131)
Capital Share Transactions
Issued	553,901	523,888
Issued in Lieu of Cash Distributions	15,145	8,983
Redeemed	(254,153)	(238,028)
Net Increase (Decrease) from Capital Share Transactions	314,893	294,843
Total Increase (Decrease)	409,620	247,911
Net Assets
Beginning of Period	733,321	485,410
End of Period[2]	1,142,941	733,321

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $325,000 and $116,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,940,000 and $9,830,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Financial Highlights

					Jan. 19,
					2012[1] to
		Year Ended September 30,
For a Share Outstanding					Sept. 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.58	$28.03	$25.21	$21.74	$20.00
Investment Operations
Net Investment Income	. 555	. 540	. 615 [2]	.581[2]	.218
Capital Gain Distributions Received	.003	.004	.001[2]	.007 [2]	.002
Net Realized and Unrealized Gain (Loss)
on Investments	2.635	(1.523)	2.572	3.203	1.520
Total from Investment Operations	3.193	(.979)	3.188	3.791	1.740
Distributions
Dividends from Net Investment Income	(.503)	(.464)	(.367)	(.315)	—
Distributions from Realized Capital Gains	(. 020)	(. 007)	(. 001)	(. 006)	—
Total Distributions	(. 523)	(. 471)	(. 368)	(. 321)	—
Net Asset Value, End of Period	$29.25	$26.58	$28.03	$25.21	$21.74

Total Return[3]	12.13%	-3.61%	12.72%	17.69%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,143	$733	$485	$217	$33
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.19%	2.25%	2.45%	2.99%[4]
Portfolio Turnover Rate	6%	21%	11%	10%	40%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2016, the fund had $15,948,000 of ordinary income available for distribution. The fund had available capital losses totaling $245,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2016, the cost of investment securities for tax purposes was $1,063,538,000. Net unrealized appreciation of investment securities for tax purposes was $80,556,000, consisting of unrealized gains of $91,990,000 on securities that had risen in value since their purchase and $11,434,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	20,147	18,344
Issued in Lieu of Cash Distributions	549	315
Redeemed	(9,210)	(8,394)
Net Increase (Decrease) in Shares Outstanding	11,486	10,265

Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,082	NA1	NA1	4	—	893
Vanguard Total Bond Market II
Index Fund	50,649	43,139	13,120	1,525	88	82,405
Vanguard Total International
Bond Index Fund	21,629	10,752	1,690	403	—	32,213
Vanguard Total International
Stock Index Fund	264,553	134,098	12,306	9,605	—	411,442
Vanguard Total Stock Market
Index Fund	396,067	184,716	24,406	9,423	—	617,141
Total	733,980	372,705	51,522	20,960	88	1,144,094
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060 Fund: In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Philadelphia, Pennsylvania November 10, 2016

Special 2016 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2035	561,699
Target Retirement 2040	125,963
Target Retirement 2045	162,978
Target Retirement 2050	12,605
Target Retirement 2055	1,178
Target Retirement 2060	270

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2035	339,848
Target Retirement 2040	252,663
Target Retirement 2045	233,147
Target Retirement 2050	125,670
Target Retirement 2055	35,753
Target Retirement 2060	11,411

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2035	36.1%
Target Retirement 2040	38.1
Target Retirement 2045	39.0
Target Retirement 2050	39.3
Target Retirement 2055	39.7
Target Retirement 2060	39.7

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement 2035	230,480	13,766
Target Retirement 2040	169,140	10,455
Target Retirement 2045	157,303	9,771
Target Retirement 2050	91,507	5,686
Target Retirement 2055	29,881	1,860
Target Retirement 2060	9,988	622

Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2016
	One	Five	Ten
	Year	Years	Years
Target Retirement 2035 Fund
Returns Before Taxes	11.64%	11.83%	5.74%
Returns After Taxes on Distributions	10.34	11.13	5.17
Returns After Taxes on Distributions and Sale of Fund Shares	7.33	9.33	4.49

	One	Five	Ten
	Year	Years	Years
Target Retirement 2040 Fund
Returns Before Taxes	12.11%	12.13%	5.87%
Returns After Taxes on Distributions	11.24	11.55	5.41
Returns After Taxes on Distributions and Sale of Fund Shares	7.32	9.61	4.63

	One	Five	Ten
	Year	Years	Years
Target Retirement 2045 Fund
Returns Before Taxes	12.16%	12.14%	5.87%
Returns After Taxes on Distributions	11.23	11.53	5.34
Returns After Taxes on Distributions and Sale of Fund Shares	7.42	9.61	4.61

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2016

	One		Five	Ten
	Year		Years	Years
Target Retirement 2050 Fund
Returns Before Taxes	12.14%		12.14%	5.87%
Returns After Taxes on Distributions	11.44		11.58	5.39
Returns After Taxes on Distributions and Sale of Fund Shares	7.23		9.61	4.62

				Since
	One		Five	Inception
	Year		Years	(8/18/2010)
Target Retirement 2055 Fund
Returns Before Taxes	12.13%		12.13%	10.38%
Returns After Taxes on Distributions	11.56		11.66	9.96
Returns After Taxes on Distributions and Sale of Fund Shares	7.19		9.62	8.27

				Since
		One		Inception
		Year		(1/19/2012)
Target Retirement 2060 Fund
Returns Before Taxes		12.13%		9.91%
Returns After Taxes on Distributions		11.57		9.54
Returns After Taxes on Distributions and Sale of Fund Shares		7.17		7.79

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$1,062.87	$0.77
Target Retirement 2040 Fund	$1,000.00	$1,066.23	$0.83
Target Retirement 2045 Fund	$1,000.00	$1,066.96	$0.83
Target Retirement 2050 Fund	$1,000.00	$1,066.88	$0.83
Target Retirement 2055 Fund	$1,000.00	$1,066.95	$0.83
Target Retirement 2060 Fund	$1,000.00	$1,066.74	$0.83
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.25	$0.76
Target Retirement 2040 Fund	$1,000.00	$1,024.20	$0.81
Target Retirement 2045 Fund	$1,000.00	$1,024.20	$0.81
Target Retirement 2050 Fund	$1,000.00	$1,024.20	$0.81
Target Retirement 2055 Fund	$1,000.00	$1,024.20	$0.81
Target Retirement 2060 Fund	$1,000.00	$1,024.20	$0.81

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.15%, 0.16%, 0.16%, 0.16%, 0.16%, and 0.16%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs.

Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target 2055+ Funds Average: Mixed-Asset Target 2050 Funds Average through August 31, 2013; Mixed-Asset Target 2055+ Funds Average thereafter.

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112016

Annual Report | September 30, 2016

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement Income Fund

Vanguard Institutional Target Retirement 2010 Fund

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Institutional Target Retirement Income Fund.	6
Institutional Target Retirement 2010 Fund.	17
Institutional Target Retirement 2015 Fund.	28
Institutional Target Retirement 2020 Fund.	39
Institutional Target Retirement 2025 Fund.	50
Institutional Target Retirement 2030 Fund.	61
About Your Fund’s Expenses.	74
Glossary.	76

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2016, both domestic and international stock markets made strong gains, returning about 15% and about 9%, respectively.

• Global fixed income markets also turned in solid results. U.S. bonds returned about 5%; international bonds returned about 8% for U.S.-based investors.

• Against this backdrop, the six Vanguard Institutional Target Retirement Funds covered in this report produced returns ranging from 7.66% for the Institutional Target Retirement Income Fund to 11.30% for the Institutional Target Retirement 2030 Fund. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.)

  Not surprisingly, the funds with greater allocations to stocks performed best.
  Each fund posted returns that were in line with its composite benchmark index after expenses. Five surpassed the average return of their peers. The only fund to lag its peer group, Institutional Target Retirement 2010 Fund, did so by less than half of a percentage point.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Institutional Target Retirement Income Fund	7.66%
Target Income Composite Index	7.79
Mixed-Asset Target Today Funds Average	7.25
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2010 Fund	7.87%
Target 2010 Composite Index	8.08
Mixed-Asset Target 2010 Funds Average	8.13
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2015 Fund	9.14%
Target 2015 Composite Index	9.36
Mixed-Asset Target 2015 Funds Average	8.32
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2020 Fund	10.16%
Target 2020 Composite Index	10.40
Mixed-Asset Target 2020 Funds Average	8.50
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2025 Fund	10.76%
Target 2025 Composite Index	11.01
Mixed-Asset Target 2025 Funds Average	9.47
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2030 Fund	11.30%
Target 2030 Composite Index	11.52
Mixed-Asset Target 2030 Funds Average	10.19
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer October 18, 2016

5

Institutional Target Retirement Income Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VITRX
30-Day SEC Yield	1.82%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.1%
Vanguard Total Stock Market Index Fund
Institutional Shares	18.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	16.7
Vanguard Total International Bond Index
Fund Admiral Shares	16.2
Vanguard Total International Stock Index
Fund Investor Shares	12.0

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.09%.

6

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2016

Initial Investment of $100,000,000

For a benchmark description, see the Glossary.

Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Institutional Target Retirement Income Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

8

Institutional Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (18.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	6,738,855	365,313

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	16,034,495	242,762

U.S. Bond Funds (53.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	67,938,313	750,039
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	13,587,406	338,055
		1,088,094
International Bond Fund (16.2%)
Vanguard Total International Bond Index Fund Admiral Shares	14,700,448	328,408
Total Investment Companies (Cost $1,954,651)		2,024,577
Other Assets and Liabilities (0.3%)
Other Assets		28,221
Liabilities		(22,298)
		5,923
Net Assets (100%)
Applicable to 98,546,255 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,030,500
Net Asset Value Per Share		$20.60

9

Institutional Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	2,024,577
Receivables for Capital Shares Issued	26,532
Receivables for Accrued Income	1,689
Total Assets	2,052,798
Liabilities
Payables for Investment Securities Purchased	17,658
Payables for Capital Shares Redeemed	3,982
Other Liabilities	658
Total Liabilities	22,298
Net Assets	2,030,500

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,958,825
Undistributed Net Investment Income	1,498
Accumulated Net Realized Gains	251
Unrealized Appreciation (Depreciation)	69,926
Net Assets	2,030,500

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	28,797
Net Investment Income—Note B	28,797
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	765
Affiliated Investment Securities Sold	(104)
Realized Net Gain (Loss)	661
Change in Unrealized Appreciation (Depreciation) of Investment Securities	87,221
Net Increase (Decrease) in Net Assets Resulting from Operations	116,679

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	Sept. 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,797	2,561
Realized Net Gain (Loss)	661	4
Change in Unrealized Appreciation (Depreciation)	87,221	(17,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	116,679	(14,730)
Distributions
Net Investment Income	(27,795)	(2,065)
Realized Capital Gain[2]	(68)	—
Total Distributions	(27,863)	(2,065)
Capital Share Transactions
Issued	1,311,304	876,113
Issued in Lieu of Cash Distributions	27,701	2,065
Redeemed	(240,274)	(18,430)
Net Increase (Decrease) from Capital Share Transactions	1,098,731	859,748
Total Increase (Decrease)	1,187,547	842,953
Net Assets
Beginning of Period	842,953	—
End of Period[3]	2,030,500	842,953

1	Inception.
2	Includes fiscal 2016 and 2015 short-term gain distributions totaling $68,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,498,000 and $496,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement Income Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$19.46	$20.00
Investment Operations
Net Investment Income	. 341	.111[2]
Capital Gain Distributions Received	.010	—
Net Realized and Unrealized Gain (Loss) on Investments	1.127	(.599)
Total from Investment Operations	1.478	(.488)
Distributions
Dividends from Net Investment Income	(.337)	(.052)
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.338)	(.052)
Net Asset Value, End of Period	$20.60	$19.46

Total Return	7.66%	-2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,031	$843
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	1.83%	1.99%[3]
Portfolio Turnover Rate	7%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

14

Institutional Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $330,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $1,564,000 of ordinary income and $184,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $1,954,651,000. Net unrealized appreciation of investment securities for tax purposes was $69,926,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	65,895	44,137
Issued in Lieu of Cash Distributions	1,381	106
Redeemed	(12,038)	(934)
Net Increase (Decrease) in Shares Outstanding	55,238	43,309
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

15

Institutional Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	3	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	141,569	192,834	3,535	—	—	338,055
Vanguard Total Bond Market II
Index Fund	313,346	466,406	47,457	13,718	765	750,039
Vanguard Total International
Bond Index Fund	133,965	184,052	4,000	3,676	—	328,408
Vanguard Total International
Stock Index Fund	101,436	141,123	14,100	5,639	—	242,762
Vanguard Total Stock Market
Index Fund	152,504	216,810	37,493	5,761	—	365,313
Total	842,820	1,201,225	106,585	28,797	765	2,024,577
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

16

Institutional Target Retirement 2010 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VIRTX
30-Day SEC Yield	1.83%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	36.3%
Vanguard Total Stock Market Index Fund
Institutional Shares	19.1
Vanguard Total International Bond Index
Fund Admiral Shares	16.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	15.8
Vanguard Total International Stock Index
Fund Investor Shares	12.8

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.09%.

17

Institutional Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

18

Institutional Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

19

Institutional Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.5%)
U.S. Stock Fund (19.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	6,452,013	349,764

International Stock Fund (12.7%)
Vanguard Total International Stock Index Fund Investor Shares	15,479,680	234,362

U.S. Bond Funds (51.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	60,098,374	663,486
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	11,596,323	288,516
		952,002
International Bond Fund (16.0%)
Vanguard Total International Bond Index Fund Admiral Shares	13,132,850	293,388
Total Investment Companies (Cost $1,766,346)		1,829,516
Other Assets and Liabilities (0.5%)
Other Assets		24,667
Liabilities		(16,359)
		8,308
Net Assets (100%)
Applicable to 88,426,935 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,837,824
Net Asset Value Per Share		$20.78

20

Institutional Target Retirement 2010 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	1,829,516
Receivables for Accrued Income	1,498
Receivables for Capital Shares Issued	23,169
Total Assets	1,854,183
Liabilities
Payables for Investment Securities Purchased	14,445
Payables for Capital Shares Redeemed	1,065
Other Liabilities	849
Total Liabilities	16,359
Net Assets	1,837,824

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,754,755
Undistributed Net Investment Income	19,693
Accumulated Net Realized Gains	206
Unrealized Appreciation (Depreciation)	63,170
Net Assets	1,837,824

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Institutional Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	26,448
Net Investment Income—Note B	26,448
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	644
Affiliated Investment Securities Sold	(308)
Realized Net Gain (Loss)	336
Change in Unrealized Appreciation (Depreciation) of Investment Securities	81,605
Net Increase (Decrease) in Net Assets Resulting from Operations	108,389

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2010 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	Sept. 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,448	2,379
Realized Net Gain (Loss)	336	58
Change in Unrealized Appreciation (Depreciation)	81,605	(18,435)
Net Increase (Decrease) in Net Assets Resulting from Operations	108,389	(15,998)
Distributions
Net Investment Income	(8,112)	—
Realized Capital Gain[2]	(179)	—
Total Distributions	(8,291)	—
Capital Share Transactions
Issued	1,160,101	819,881
Issued in Lieu of Cash Distributions	8,286	—
Redeemed	(215,491)	(19,053)
Net Increase (Decrease) from Capital Share Transactions	952,896	800,828
Total Increase (Decrease)	1,052,994	784,830
Net Assets
Beginning of Period	784,830	—
End of Period[3]	1,837,824	784,830

1	Inception.
2	Includes fiscal 2016 and 2015 short-term gain distributions totaling $119,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,693,000 and $2,360,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2010 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$19.40	$20.00
Investment Operations
Net Investment Income	. 376 [2]	.115[2]
Capital Gain Distributions Received	.009 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.134	(.715)
Total from Investment Operations	1.519	(.600)
Distributions
Dividends from Net Investment Income	(.136)	—
Distributions from Realized Capital Gains	(.003)	—
Total Distributions	(.139)	—
Net Asset Value, End of Period	$20.78	$19.40

Total Return	7.87%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,838	$785
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	1.86%	2.02%[3]
Portfolio Turnover Rate	8%	3%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015-2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

25

Institutional Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,003,000 from undistributed net investment income, and $8,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $19,723,000 of ordinary income and $176,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $1,766,346,000. Net unrealized appreciation of investment securities for tax purposes was $63,170,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	58,314	41,427
Issued in Lieu of Cash Distributions	422	—
Redeemed	(10,770)	(966)
Net Increase (Decrease) in Shares Outstanding	47,966	40,461
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

26

Institutional Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	2	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	116,769	173,733	7,883	—	—	288,516
Vanguard Total Bond Market II
Index Fund	278,485	410,545	40,821	11,937	644	663,486
Vanguard Total International
Bond Index Fund	119,137	162,810	1,017	3,190	—	293,388
Vanguard Total International
Stock Index Fund	107,919	133,851	21,814	5,576	—	234,362
Vanguard Total Stock Market
Index Fund	162,215	198,531	44,241	5,743	—	349,764
Total	784,525	1,079,470	115,776	26,448	644	1,829,516
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

27

Institutional Target Retirement 2015 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VITVX
30-Day SEC Yield	1.94%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	30.8%
Vanguard Total Stock Market Index Fund
Institutional Shares	27.6
Vanguard Total International Stock Index
Fund Investor Shares	18.4
Vanguard Total International Bond Index
Fund Admiral Shares	13.5
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	9.7

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.09%.

28

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

29

Institutional Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

30

Institutional Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (27.5%)
Vanguard Total Stock Market Index Fund Institutional Shares	30,560,894	1,656,707

International Stock Fund (18.4%)
Vanguard Total International Stock Index Fund Investor Shares	73,102,573	1,106,773

U.S. Bond Funds (40.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	167,781,219	1,852,305
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	23,461,437	583,720
		2,436,025
International Bond Fund (13.5%)
Vanguard Total International Bond Index Fund Admiral Shares	36,433,441	813,923
Total Investment Companies (Cost $5,794,751)		6,013,428
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $56)	562	56
Total Investments (99.8%) (Cost $5,794,807)		6,013,484
Other Assets and Liabilities (0.2%)
Other Assets		73,768
Liabilities		(64,505)
		9,263
Net Assets (100%)
Applicable to 291,767,441 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,022,747
Net Asset Value Per Share		$20.64

31

Institutional Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	6,013,484
Receivables for Accrued Income	4,147
Receivables for Capital Shares Issued	69,621
Total Assets	6,087,252
Liabilities
Payables for Investment Securities Purchased	62,202
Payables for Capital Shares Redeemed	2,303
Total Liabilities	64,505
Net Assets	6,022,747

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,730,825
Undistributed Net Investment Income	72,225
Accumulated Net Realized Gains	1,020
Unrealized Appreciation (Depreciation)	218,677
Net Assets	6,022,747

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Institutional Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	97,172
Net Investment Income—Note B	97,172
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,859
Affiliated Investment Securities Sold	(700)
Realized Net Gain (Loss)	1,159
Change in Unrealized Appreciation (Depreciation) of Investment Securities	317,514
Net Increase (Decrease) in Net Assets Resulting from Operations	415,845

See accompanying Notes, which are an integral part of the Financial Statements.

33

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	Sept. 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,172	9,769
Realized Net Gain (Loss)	1,159	100
Change in Unrealized Appreciation (Depreciation)	317,514	(98,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	415,845	(88,968)
Distributions
Net Investment Income	(31,436)	—
Realized Capital Gain[2]	(207)	—
Total Distributions	(31,643)	—
Capital Share Transactions
Issued	3,476,404	2,926,694
Issued in Lieu of Cash Distributions	31,604	—
Redeemed	(659,666)	(47,523)
Net Increase (Decrease) from Capital Share Transactions	2,848,342	2,879,171
Total Increase (Decrease)	3,232,544	2,790,203
Net Assets
Beginning of Period	2,790,203	—
End of Period[3]	6,022,747	2,790,203

1	Inception.
2	Includes fiscal 2016 and 2015 short-term gain distributions totaling $207,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $72,225,000 and $9,723,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2015 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$19.06	$20.00
Investment Operations
Net Investment Income	. 345	.124 [2]
Capital Gain Distributions Received	.008	—
Net Realized and Unrealized Gain (Loss) on Investments	1.380	(1.064)
Total from Investment Operations	1.733	(.940)
Distributions
Dividends from Net Investment Income	(.152)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.153)	—
Net Asset Value, End of Period	$20.64	$19.06

Total Return	9.14%	-4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,023	$2,790
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.04%	2.21%[3]
Portfolio Turnover Rate	10%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

36

Institutional Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,234,000 from undistributed net investment income, and $31,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $72,524,000 of ordinary income and $721,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $5,794,807,000. Net unrealized appreciation of investment securities for tax purposes was $218,677,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	177,151	148,822
Issued in Lieu of Cash Distributions	1,623	—
Redeemed	(33,396)	(2,433)
Net Increase (Decrease) in Shares Outstanding	145,378	146,389
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

37

Institutional Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	6	—	56
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	239,804	364,264	32,130	—	—	583,720
Vanguard Total Bond Market II
Index Fund	833,132	1,132,935	156,989	33,861	1,859	1,852,305
Vanguard Total International
Bond Index Fund	356,208	431,963	9,615	9,077	—	813,923
Vanguard Total International
Stock Index Fund	542,515	589,445	90,443	26,725	—	1,106,773
Vanguard Total Stock Market
Index Fund	815,601	841,494	161,570	27,503	—	1,656,707
Total	2,787,260	3,360,101	450,747	97,172	1,859	6,013,484
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

38

Institutional Target Retirement 2020 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VITWX
30-Day SEC Yield	2.06%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	34.4%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.3
Vanguard Total International Stock Index
Fund Investor Shares	22.8
Vanguard Total International Bond Index
Fund Admiral Shares	12.3
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	2.2

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

39

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Institutional Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

41

Institutional Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (34.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	73,441,253	3,981,250

International Stock Fund (22.7%)
Vanguard Total International Stock Index Fund Investor Shares	174,504,168	2,641,993

U.S. Bond Funds (30.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	296,986,461	3,278,731
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	10,422,467	259,311
		3,538,042
International Bond Fund (12.3%)
Vanguard Total International Bond Index Fund Admiral Shares	63,877,503	1,427,024
Total Investment Companies (Cost $11,133,607)		11,588,309
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $2)	21	2
Total Investments (99.8%) (Cost $11,133,609)		11,588,311
Other Assets and Liabilities (0.2%)
Other Assets		130,484
Liabilities		(105,296)
		25,188
Net Assets (100%)
Applicable to 564,349,116 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,613,499
Net Asset Value Per Share		$20.58

42

Institutional Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	11,588,311
Receivables for Accrued Income	7,373
Receivables for Capital Shares Issued	123,111
Total Assets	11,718,795
Liabilities
Payables for Investment Securities Purchased	101,460
Payables for Capital Shares Redeemed	2,388
Other Liabilities	1,448
Total Liabilities	105,296
Net Assets	11,613,499

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	11,004,371
Undistributed Net Investment Income	151,271
Accumulated Net Realized Gains	3,155
Unrealized Appreciation (Depreciation)	454,702
Net Assets	11,613,499

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

43

Institutional Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	197,093
Other Income	62
Net Investment Income—Note B	197,155
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,134
Affiliated Investment Securities Sold	514
Realized Net Gain (Loss)	3,648
Change in Unrealized Appreciation (Depreciation) of Investment Securities	650,773
Net Increase (Decrease) in Net Assets Resulting from Operations	851,576

See accompanying Notes, which are an integral part of the Financial Statements.

44

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	Sept. 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	197,155	18,060
Realized Net Gain (Loss)	3,648	312
Change in Unrealized Appreciation (Depreciation)	650,773	(196,071)
Net Increase (Decrease) in Net Assets Resulting from Operations	851,576	(177,699)
Distributions
Net Investment Income	(60,615)	—
Realized Capital Gain[2]	(748)	—
Total Distributions	(61,363)	—
Capital Share Transactions
Issued	6,547,919	5,067,821
Issued in Lieu of Cash Distributions	61,249	—
Redeemed	(621,147)	(54,857)
Net Increase (Decrease) from Capital Share Transactions	5,988,021	5,012,964
Total Increase (Decrease)	6,778,234	4,835,265
Net Assets
Beginning of Period	4,835,265	—
End of Period[3]	11,613,499	4,835,265

1	Inception.
2	Includes fiscal 2016 and 2015 short-term gain distributions totaling $374,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $151,271,000 and $17,994,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Institutional Target Retirement 2020 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.84	$20.00
Investment Operations
Net Investment Income	. 444 [2]	.138[2]
Capital Gain Distributions Received	.007[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.453	(1.298)
Total from Investment Operations	1.904	(1.160)
Distributions
Dividends from Net Investment Income	(.162)	—
Distributions from Realized Capital Gains	(.002)	—
Total Distributions	(.164)	—
Net Asset Value, End of Period	$20.58	$18.84

Total Return	10.16%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,613	$4,835
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.25%	2.48%[3]
Portfolio Turnover Rate	5%	2%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

47

Institutional Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,263,000 from undistributed net investment income, and $56,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $151,757,000 of ordinary income and $2,669,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $11,133,607,000. Net unrealized appreciation of investment securities for tax purposes was $454,702,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	336,206	259,546
Issued in Lieu of Cash Distributions	3,164	—
Redeemed	(31,724)	(2,843)
Net Increase (Decrease) in Shares Outstanding	307,646	256,703
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

48

Institutional Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	12	—	2
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	38,623	263,720	46,855	—	—	259,311
Vanguard Total Bond Market II
Index Fund	1,354,847	2,079,672	230,104	58,046	3,134	3,278,731
Vanguard Total International
Bond Index Fund	579,463	794,888	7,299	15,441	—	1,427,024
Vanguard Total International
Stock Index Fund	1,141,341	1,408,735	61,049	60,928	—	2,641,993
Vanguard Total Stock Market
Index Fund	1,715,727	2,037,257	131,944	62,666	—	3,981,250
Total	4,830,001	6,584,272	477,251	197,093	3,134	11,588,311
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

49

Institutional Target Retirement 2025 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VRIVX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	38.9%
Vanguard Total International Stock Index
Fund Investor Shares	26.1
Vanguard Total Bond Market II Index Fund
Investor Shares	24.4
Vanguard Total International Bond Index
Fund Admiral Shares	10.6

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

50

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

51

Institutional Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

52

Institutional Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (38.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	97,758,334	5,299,479

International Stock Fund (26.0%)
Vanguard Total International Stock Index Fund Investor Shares	233,958,739	3,542,135

U.S. Bond Fund (24.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	300,006,564	3,312,072

International Bond Fund (10.5%)
Vanguard Total International Bond Index Fund Admiral Shares	64,197,753	1,434,178
Total Investment Companies (Cost $13,047,568)		13,587,864
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $3,048)	30,483	3,049
Total Investments (99.7%) (Cost $13,050,616)		13,590,913
Other Assets and Liabilities (0.3%)
Other Assets		153,734
Liabilities		(118,231)
		35,503
Net Assets (100%)
Applicable to 665,267,464 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		13,626,416
Net Asset Value Per Share		$20.48

53

Institutional Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	13,590,913
Receivables for Accrued Income	7,299
Receivables for Capital Shares Issued	146,435
Total Assets	13,744,647
Liabilities
Payables for Investment Securities Purchased	116,752
Payables for Capital Shares Redeemed	1,476
Other Liabilities	3
Total Liabilities	118,231
Net Assets	13,626,416

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	12,902,795
Undistributed Net Investment Income	180,129
Accumulated Net Realized Gains	3,195
Unrealized Appreciation (Depreciation)	540,297
Net Assets	13,626,416

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

54

Institutional Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	230,756
Net Investment Income—Note B	230,756
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,885
Affiliated Investment Securities Sold	636
Realized Net Gain (Loss)	3,521
Change in Unrealized Appreciation (Depreciation) of Investment Securities	798,617
Net Increase (Decrease) in Net Assets Resulting from Operations	1,032,894

See accompanying Notes, which are an integral part of the Financial Statements.

55

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	Sept. 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	230,756	20,998
Realized Net Gain (Loss)	3,521	127
Change in Unrealized Appreciation (Depreciation)	798,617	(258,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,032,894	(237,195)
Distributions
Net Investment Income	(69,282)	—
Realized Capital Gain[2]	(420)	—
Total Distributions	(69,702)	—
Capital Share Transactions
Issued	7,657,545	5,632,871
Issued in Lieu of Cash Distributions	69,540	—
Redeemed	(426,094)	(33,443)
Net Increase (Decrease) from Capital Share Transactions	7,300,991	5,599,428
Total Increase (Decrease)	8,264,183	5,362,233
Net Assets
Beginning of Period	5,362,233	—
End of Period[3]	13,626,416	5,362,233

1	Inception.
2	Includes fiscal 2016 and 2015 short-term gain distributions totaling $420,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $180,129,000 and $20,968,000.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Institutional Target Retirement 2025 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.65	$20.00
Investment Operations
Net Investment Income	. 452 [2]	.140[2]
Capital Gain Distributions Received	.006 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.538	(1.490)
Total from Investment Operations	1.996	(1.350)
Distributions
Dividends from Net Investment Income	(.165)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.166)	—
Net Asset Value, End of Period	$20.48	$18.65

Total Return	10.76%	-6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,626	$5,362
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.30%	2.52%[3]
Portfolio Turnover Rate	4%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

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Institutional Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,313,000 from undistributed net investment income, and $33,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $180,677,000 of ordinary income and $2,648,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $13,050,616,000. Net unrealized appreciation of investment securities for tax purposes was $540,297,000 consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	396,056	289,240
Issued in Lieu of Cash Distributions	3,609	—
Redeemed	(21,891)	(1,747)
Net Increase (Decrease) in Shares Outstanding	377,774	287,493
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,149	NA1	NA1	19	—	3,049
Vanguard Total Bond Market II
Index Fund	1,240,362	2,264,451	264,123	55,633	2,885	3,312,072
Vanguard Total International
Bond Index Fund	530,530	854,078	8,000	14,726	—	1,434,178
Vanguard Total International
Stock Index Fund	1,429,484	1,932,685	21,503	79,261	—	3,542,135
Vanguard Total Stock Market
Index Fund	2,148,480	2,766,770	84,602	81,117	—	5,299,479
Total	5,350,005	7,817,984	378,228	230,756	2,885	13,590,913
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

60

Institutional Target Retirement 2030 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTTWX
30-Day SEC Yield	2.13%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	43.6%
Vanguard Total International Stock Index
Fund Investor Shares	29.1
Vanguard Total Bond Market II Index Fund
Investor Shares	19.0
Vanguard Total International Bond Index
Fund Admiral Shares	8.3

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

61

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

For a benchmark description, see the Glossary.

Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

62

Institutional Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

63

Institutional Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.6%)
U.S. Stock Fund (43.4%)
Vanguard Total Stock Market Index Fund Institutional Shares	91,935,700	4,983,834

International Stock Fund (29.0%)
Vanguard Total International Stock Index Fund Investor Shares	220,171,419	3,333,395

U.S. Bond Fund (19.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	197,437,741	2,179,713

International Bond Fund (8.2%)
Vanguard Total International Bond Index Fund Admiral Shares	42,396,834	947,145
Total Investment Companies (Cost $10,966,030)		11,444,087
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $3)	25	3
Total Investments (99.6%) (Cost $10,966,033)		11,444,090
Other Assets and Liabilities (0.4%)
Other Assets		116,672
Liabilities		(74,996)
		41,676
Net Assets (100%)
Applicable to 564,269,320 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,485,766
Net Asset Value Per Share		$20.36

64

Institutional Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	11,444,090
Receivables for Investment Securities Sold	2,528
Receivables for Accrued Income	4,848
Receivables for Capital Shares Issued	109,296
Total Assets	11,560,762
Liabilities
Payables for Investment Securities Purchased	68,729
Payables for Capital Shares Redeemed	4,951
Other Liabilities	1,316
Total Liabilities	74,996
Net Assets	11,485,766

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	10,851,466
Undistributed Net Investment Income	154,293
Accumulated Net Realized Gains	1,950
Unrealized Appreciation (Depreciation)	478,057
Net Assets	11,485,766

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Institutional Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	197,138
Other Income	126
Net Investment Income—Note B	197,264
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,888
Affiliated Investment Securities Sold	170
Realized Net Gain (Loss)	2,058
Change in Unrealized Appreciation (Depreciation) of Investment Securities	706,266
Net Increase (Decrease) in Net Assets Resulting from Operations	905,588

See accompanying Notes, which are an integral part of the Financial Statements.

66

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	Sept. 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	197,264	17,322
Realized Net Gain (Loss)	2,058	269
Change in Unrealized Appreciation (Depreciation)	706,266	(228,209)
Net Increase (Decrease) in Net Assets Resulting from Operations	905,588	(210,618)
Distributions
Net Investment Income	(58,300)	—
Realized Capital Gain[2]	(358)	—
Total Distributions	(58,658)	—
Capital Share Transactions
Issued	6,510,570	4,664,363
Issued in Lieu of Cash Distributions	58,472	—
Redeemed	(361,459)	(22,492)
Net Increase (Decrease) from Capital Share Transactions	6,207,583	4,641,871
Total Increase (Decrease)	7,054,513	4,431,253
Net Assets
Beginning of Period	4,431,253	—
End of Period[3]	11,485,766	4,431,253

1	Inception.
2	Includes fiscal 2016 and 2015 short-term gain distributions totaling $358,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $154,293,000 and $17,322,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2030 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.45	$20.00
Investment Operations
Net Investment Income	. 455 [2]	.145[2]
Capital Gain Distributions Received	.004[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.615	(1.695)
Total from Investment Operations	2.074	(1.550)
Distributions
Dividends from Net Investment Income	(.163)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.164)	—
Net Asset Value, End of Period	$20.36	$18.45

Total Return	11.30%	-7.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,486	$4,431
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.34%	2.64%[3]
Portfolio Turnover Rate	3%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

68

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

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Institutional Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,993,000 from undistributed net investment income, and $19,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $154,551,000 of ordinary income and $1,692,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $10,966,033,000. Net unrealized appreciation of investment securities for tax purposes was $478,057,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	339,804	241,310
Issued in Lieu of Cash Distributions	3,052	—
Redeemed	(18,710)	(1,186)
Net Increase (Decrease) in Shares Outstanding	324,146	240,124
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,392	NA1	NA1	15	—	3
Vanguard Total Bond Market II
Index Fund	793,825	1,500,488	161,862	36,546	1,888	2,179,713
Vanguard Total International
Bond Index Fund	339,132	581,767	11,576	9,648	—	947,145
Vanguard Total International
Stock Index Fund	1,313,362	1,840,829	10,198	74,601	—	3,333,395
Vanguard Total Stock Market
Index Fund	1,974,456	2,619,987	42,559	76,328	—	4,983,834
Total	4,422,167	6,543,071	226,195	197,138	1,888	11,444,090
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2010 Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund and Vanguard Institutional Target Retirement 2030 Fund: In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2010 Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund and Vanguard Institutional Target Retirement 2030 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2016, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income	302
Institutional Target Retirement 2010	68
Institutional Target Retirement 2015	73
Institutional Target Retirement 2020	423
Institutional Target Retirement 2025	71
Institutional Target Retirement 2030	146

72

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income	9,211
Institutional Target Retirement 2010	3,243
Institutional Target Retirement 2015	15,838
Institutional Target Retirement 2020	33,793
Institutional Target Retirement 2025	42,539
Institutional Target Retirement 2030	39,300

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement Income	17.9%
Institutional Target Retirement 2010	19.5
Institutional Target Retirement 2015	25.2
Institutional Target Retirement 2020	28.3
Institutional Target Retirement 2025	31.2
Institutional Target Retirement 2030	34.3

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement Income	9,014	382
Institutional Target Retirement 2010	8,500	375
Institutional Target Retirement 2015	35,088	1,769
Institutional Target Retirement 2020	75,081	4,007
Institutional Target Retirement 2025	92,696	5,186
Institutional Target Retirement 2030	83,389	4,861

Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

74

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,039.75	$0.46
Institutional Target Retirement 2010 Fund	$1,000.00	$1,040.56	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,047.72	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,053.76	$0.51
Institutional Target Retirement 2025 Fund	$1,000.00	$1,057.31	$0.51
Institutional Target Retirement 2030 Fund	$1,000.00	$1,060.42	$0.52
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2010 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.55	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.50	$0.51

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.10%, 0.10%, and 0.10%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

75

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs.

Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

76

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

77

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

78

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730 112016

Annual Report | September 30, 2016

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Institutional Target Retirement 2035 Fund.	6
Institutional Target Retirement 2040 Fund.	17
Institutional Target Retirement 2045 Fund.	28
Institutional Target Retirement 2050 Fund.	39
Institutional Target Retirement 2055 Fund.	50
Institutional Target Retirement 2060 Fund.	61
About Your Fund’s Expenses.	74
Glossary.	76

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2016, both domestic and international stock markets made strong gains, with the former returning about 15% and the latter about 9%.

• Global fixed income markets also turned in solid results: U.S. bonds returned about 5%, and international bonds returned about 8% for U.S.-based investors.

• Against this backdrop, the six Vanguard Institutional Target Retirement Funds covered in this report produced returns ranging from 11.68% for the Institutional Target Retirement 2035 Fund to 12.24% for the Institutional Target Retirement 2045 Fund. (Funds with retirement dates of 2010 through 2030, as well as the Institutional Target Retirement Income Fund, are covered in a separate report.)

• Each fund posted returns that were in line with those of its composite benchmark index after expenses, and each one surpassed the average return of its peer group.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Institutional Target Retirement 2035 Fund	11.68%
Target 2035 Composite Index	12.02
Mixed-Asset Target 2035 Funds Average	10.74
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2040 Fund	12.12%
Target 2040 Composite Index	12.51
Mixed-Asset Target 2040 Funds Average	11.06
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2045 Fund	12.24%
Target 2045 Composite Index	12.59
Mixed-Asset Target 2045 Funds Average	11.23
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2050 Fund	12.23%
Target 2050 Composite Index	12.59
Mixed-Asset Target 2050 Funds Average	11.48
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2055 Fund	12.16%
Target 2055 Composite Index	12.59
Mixed-Asset Target 2055+ Funds Average	11.26
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2060 Fund	12.21%
Target 2060 Composite Index	12.59
Mixed-Asset Target 2055+ Funds Average	11.26
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Institutional Target Retirement 2035 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VITFX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	48.3%
Vanguard Total International Stock Index
Fund Investor Shares	31.9
Vanguard Total Bond Market II Index Fund
Investor Shares	13.9
Vanguard Total International Bond Index
Fund Admiral Shares	5.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

6

Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2016
Initial Investment of $100,000,000

Average Annual Total Returns
Periods Ended September 30, 2016
			Since	Final Value
		One	Inception	of a $100,000,000
		Year	(6/26/2015)	Investment
Institutional Target Retirement 2035
	Fund	11.68%	1.60%	$102,020,336
••••••••	Target 2035 Composite Index	12.02	1.86	102,355,937
– – – –	Mixed-Asset Target 2035 Funds

	MSCI Average US Broad Market Index	15.02 10.74	3.73 0.76	104,740,260 100,958,459

For a benchmark description, see the Glossary.

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Institutional Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

8

Institutional Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (48.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	94,826,447	5,140,542
International Stock Fund (31.8%)
Vanguard Total International Stock Index Fund Investor Shares	225,018,653	3,406,782
U.S. Bond Fund (13.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	134,418,677	1,483,982
International Bond Fund (5.9%)
Vanguard Total International Bond Index Fund Admiral Shares	28,406,884	634,610
Total Investment Companies (Cost $10,217,188)		10,665,916
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $1,869)	18,691	1,869
Total Investments (99.7%) (Cost $10,219,057)		10,667,785
Other Assets and Liabilities (0.3%)
Other Assets		128,860
Liabilities		(95,063)
		33,797
Net Assets (100%)
Applicable to 528,905,205 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,701,582
Net Asset Value Per Share		$20.23

9

Institutional Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	10,667,785
Receivables for Investment Securities Sold	20,000
Receivables for Accrued Income	3,251
Receivables for Capital Shares Issued	105,609
Total Assets	10,796,645
Liabilities
Payables for Investment Securities Purchased	93,464
Payables for Capital Shares Redeemed	1,598
Other Liabilities	1
Total Liabilities	95,063
Net Assets	10,701,582

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	10,106,926
Undistributed Net Investment Income	144,710
Accumulated Net Realized Gains	1,218
Unrealized Appreciation (Depreciation)	448,728
Net Assets	10,701,582

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Institutional Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	184,298
Net Investment Income—Note B	184,298
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,229
Affiliated Investment Securities Sold	(12)
Realized Net Gain (Loss)	1,217
Change in Unrealized Appreciation (Depreciation) of Investment Securities	688,907
Net Increase (Decrease) in Net Assets Resulting from Operations	874,422

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	September 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	184,298	16,206
Realized Net Gain (Loss)	1,217	11
Change in Unrealized Appreciation (Depreciation)	688,907	(240,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	874,422	(223,962)
Distributions
Net Investment Income	(54,138)	—
Realized Capital Gain	—	—
Total Distributions	(54,138)	—
Capital Share Transactions
Issued	6,102,339	4,281,978
Issued in Lieu of Cash Distributions	53,955	—
Redeemed	(311,926)	(21,086)
Net Increase (Decrease) from Capital Share Transactions	5,844,368	4,260,892
Total Increase (Decrease)	6,664,652	4,036,930
Net Assets
Beginning of Period	4,036,930	—
End of Period[2]	10,701,582	4,036,930

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $144,710,000 and $16,206,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement 2035 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.27	$20.00
Investment Operations
Net Investment Income	. 457 [2]	.142[2]
Capital Gain Distributions Received	.003	—
Net Realized and Unrealized Gain (Loss) on Investments	1.664	(1.872)
Total from Investment Operations	2.124	(1.730)
Distributions
Dividends from Net Investment Income	(.164)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.164)	—
Net Asset Value, End of Period	$20.23	$18.27

Total Return	11.68%	-8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,702	$4,037
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.37%	2.62%[3]
Portfolio Turnover Rate	2%	0%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

14

Institutional Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,656,000 from undistributed net investment income, and $10,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $144,832,000 of ordinary income and $1,096,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $10,219,057,000. Net unrealized appreciation of investment securities for tax purposes was $448,728,000, consisting entirely of unrealized gains of $448,728,000 on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	321,366	222,104
Issued in Lieu of Cash Distributions	2,831	—
Redeemed	(16,279)	(1,117)
Net Increase (Decrease) in Shares Outstanding	307,918	220,987
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

15

Institutional Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2,065	NA1	NA1	19	—	1,869
Vanguard Total Bond Market II
Index Fund	512,800	1,050,977	111,070	24,187	1,229	1,483,982
Vanguard Total International Bond
Index Fund	218,725	394,327	3,551	6,372	—	634,610
Vanguard Total International Stock
Index Fund	1,318,190	1,898,970	1,680	76,029	—	3,406,782
Vanguard Total Stock Market
Index Fund	1,980,900	2,722,585	4,152	77,691	—	5,140,542
Total	4,032,680	6,066,859	120,453	184,298	1,229	10,667,785
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

16

Institutional Target Retirement 2040 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VIRSX
30-Day SEC Yield	2.18%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	52.7%
Vanguard Total International Stock Index
Fund Investor Shares	35.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.6
Vanguard Total International Bond Index
Fund Admiral Shares	3.7

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

17

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2016
Initial Investment of $100,000,000

Average Annual Total Returns
Periods Ended September 30, 2016
			Since	Final Value
		One	Inception	of a $100,000,000
		Year	(6/26/2015)	Investment
Institutional Target Retirement 2040
	Fund	12.12%	1.07%	$101,353,402
••••••••	Target 2040 Composite Index	12.51	1.38	101,752,930
– – – –	Mixed-Asset Target 2040 Funds

	MSCI Average US Broad Market Index	15.02 11.06	3.73 0.55	104,740,260 100,690,197

For a benchmark description, see the Glossary.

Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

18

Institutional Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

19

Institutional Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (52.5%)
Vanguard Total Stock Market Index Fund Institutional Shares	84,560,439	4,584,021
International Stock Fund (35.0%)
Vanguard Total International Stock Index Fund Investor Shares	201,420,292	3,049,503
U.S. Bond Fund (8.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	68,146,188	752,334
International Bond Fund (3.7%)
Vanguard Total International Bond Index Fund Admiral Shares	14,418,899	322,118
Total Investment Companies (Cost $8,321,353)		8,707,976
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $2)	16	2
Total Investments (99.8%) (Cost $8,321,355)		8,707,978
Other Assets and Liabilities (0.2%)
Other Assets		80,786
Liabilities		(64,587)
		16,199
Net Assets (100%)
Applicable to 433,975,478 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,724,177
Net Asset Value Per Share		$20.10

20

Institutional Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	8,707,978
Receivables for Accrued Income	1,634
Receivables for Capital Shares Issued	79,152
Total Assets	8,788,764
Liabilities
Payables for Investment Securities Purchased	62,159
Payables for Capital Shares Redeemed	947
Other Liabilities	1,481
Total Liabilities	64,587
Net Assets	8,724,177

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,218,124
Undistributed Net Investment Income	118,844
Accumulated Net Realized Gains	586
Unrealized Appreciation (Depreciation)	386,623
Net Assets	8,724,177

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Institutional Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	150,878
Net Investment Income—Note B	150,878
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	584
Realized Net Gain (Loss)	584
Change in Unrealized Appreciation (Depreciation) of Investment Securities	573,943
Net Increase (Decrease) in Net Assets Resulting from Operations	725,405

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	September 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	150,878	12,225
Realized Net Gain (Loss)	584	7
Change in Unrealized Appreciation (Depreciation)	573,943	(187,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	725,405	(175,088)
Distributions
Net Investment Income	(42,868)	—
Realized Capital Gain	—	—
Total Distributions	(42,868)	—
Capital Share Transactions
Issued	5,238,013	3,224,917
Issued in Lieu of Cash Distributions	42,639	—
Redeemed	(270,523)	(18,318)
Net Increase (Decrease) from Capital Share Transactions	5,010,129	3,206,599
Total Increase (Decrease)	5,692,666	3,031,511
Net Assets
Beginning of Period	3,031,511	—
End of Period[2]	8,724,177	3,031,511

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $118,844,000 and $12,225,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2040 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.08	$20.00
Investment Operations
Net Investment Income	. 461[2]	.151[2]
Capital Gain Distributions Received	.002 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.718	(2.071)
Total from Investment Operations	2.181	(1.920)
Distributions
Dividends from Net Investment Income	(.161)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.161)	—
Net Asset Value, End of Period	$20.10	$18.08

Total Return	12.12%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,724	$3,032
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.62%	2.81%[3]
Portfolio Turnover Rate	0%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

25

Institutional Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,391,000 from undistributed net investment income, and $5,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $118,904,000 of ordinary income and $525,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $8,321,355,000. Net unrealized appreciation of investment securities for tax purposes was $386,623,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	278,300	168,671
Issued in Lieu of Cash Distributions	2,249	—
Redeemed	(14,266)	(979)
Net Increase (Decrease) in Shares Outstanding	266,283	167,692
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

26

Institutional Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	346	NA1	NA1	15	—	2
Vanguard Total Bond Market II
Index Fund	226,547	521,061	10,634	11,807	584	752,334
Vanguard Total International
Bond Index Fund	96,424	213,587	—	3,073	—	322,118
Vanguard Total International
Stock Index Fund	1,079,927	1,805,605	3,008	67,224	—	3,049,503
Vanguard Total Stock Market
Index Fund	1,622,736	2,598,790	17,002	68,759	—	4,584,021
Total	3,025,980	5,139,043	30,644	150,878	584	8,707,978
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

27

Institutional Target Retirement 2045 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VITLX
30-Day SEC Yield	2.18%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

28

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2016

Initial Investment of $100,000,000

For a benchmark description, see the Glossary.

Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

29

Institutional Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

30

Institutional Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.6%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	69,502,073	3,767,707
International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	165,046,958	2,498,811
U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	44,004,423	485,809
International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	9,314,689	208,090
Total Investment Companies (Cost $6,654,524)		6,960,417
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $1,266)	12,659	1,266
Total Investments (99.6%) (Cost $6,655,790)		6,961,683
Other Assets and Liabilities (0.4%)
Other Assets		85,946
Liabilities		(58,260)
		27,686
Net Assets (100%)
Applicable to 347,565,509 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,989,369
Net Asset Value Per Share		$20.11

31

Institutional Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	6,961,683
Receivables for Investment Securities Sold	14,000
Receivables for Accrued Income	1,094
Receivables for Capital Shares Issued	70,852
Total Assets	7,047,629
Liabilities
Payables for Investment Securities Purchased	57,865
Payables for Capital Shares Redeemed	394
Other Liabilities	1
Total Liabilities	58,260
Net Assets	6,989,369

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,589,230
Undistributed Net Investment Income	93,893
Accumulated Net Realized Gains	353
Unrealized Appreciation (Depreciation)	305,893
Net Assets	6,989,369

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Institutional Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	118,493
Net Investment Income—Note B	118,493
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	419
Affiliated Investment Securities Sold	(68)
Realized Net Gain (Loss)	351
Change in Unrealized Appreciation (Depreciation) of Investment Securities	454,611
Net Increase (Decrease) in Net Assets Resulting from Operations	573,455

See accompanying Notes, which are an integral part of the Financial Statements.

33

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	September 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,493	9,577
Realized Net Gain (Loss)	351	5
Change in Unrealized Appreciation (Depreciation)	454,611	(148,718)
Net Increase (Decrease) in Net Assets Resulting from Operations	573,455	(139,136)
Distributions
Net Investment Income	(33,117)	—
Realized Capital Gain	—	—
Total Distributions	(33,117)	—
Capital Share Transactions
Issued	4,302,587	2,469,343
Issued in Lieu of Cash Distributions	33,014	—
Redeemed	(203,649)	(13,128)
Net Increase (Decrease) from Capital Share Transactions	4,131,952	2,456,215
Total Increase (Decrease)	4,672,290	2,317,079
Net Assets
Beginning of Period	2,317,079	—
End of Period[2]	6,989,369	2,317,079

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $93,893,000 and $9,577,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2045 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.07	$20.00
Investment Operations
Net Investment Income	. 464 [2]	.149[2]
Capital Gain Distributions Received	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	1.736	(2.079)
Total from Investment Operations	2.202	(1.930)
Distributions
Dividends from Net Investment Income	(.162)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.162)	—
Net Asset Value, End of Period	$20.11	$18.07

Total Return	12.24%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,989	$2,317
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.42%	2.79%[3]
Portfolio Turnover Rate	1%	0%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

36

Institutional Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,060,000 from undistributed net investment income, and $3,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $93,936,000 of ordinary income and $310,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $6,655,790,000. Net unrealized appreciation of investment securities for tax purposes was $305,893,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	228,312	128,933
Issued in Lieu of Cash Distributions	1,741	—
Redeemed	(10,725)	(696)
Net Increase (Decrease) in Shares Outstanding	219,328	128,237
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

37

Institutional Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,965	NA1	NA1	16	—	1,266
Vanguard Total Bond Market II
Index Fund	160,753	350,538	36,057	8,086	419	485,809
Vanguard Total International Bond
Index Fund	68,451	131,358	—	2,104	—	208,090
Vanguard Total International Stock
Index Fund	831,050	1,535,586	3,075	53,568	—	2,498,811
Vanguard Total Stock Market
Index Fund	1,249,582	2,225,496	7,808	54,719	—	3,767,707
Total	2,311,801	4,242,978	46,940	118,493	419	6,961,683
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

38

Institutional Target Retirement 2050 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VTRLX
30-Day SEC Yield	2.18%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.2
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

39

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2016

Initial Investment of $100,000,000

For a benchmark description, see the Glossary.

Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Institutional Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

41

Institutional Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	43,013,551	2,331,764
International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	102,155,525	1,546,635
U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	27,969,916	308,788
International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	5,748,312	128,417
Total Investment Companies (Cost $4,123,464)		4,315,604
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $1,065)	10,646	1,065
Total Investments (99.7%) (Cost $4,124,529)		4,316,669
Other Assets and Liabilities (0.3%)
Other Assets		61,163
Liabilities		(48,436)
		12,727
Net Assets (100%)
Applicable to 215,249,740 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,329,396
Net Asset Value Per Share		$20.11

42

Institutional Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	4,316,669
Receivables for Accrued Income	677
Receivables for Capital Shares Issued	60,486
Total Assets	4,377,832
Liabilities
Payables for Investment Securities Purchased	47,905
Payables for Capital Shares Redeemed	531
Total Liabilities	48,436
Net Assets	4,329,396

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,080,314
Undistributed Net Investment Income	56,710
Accumulated Net Realized Gains	232
Unrealized Appreciation (Depreciation)	192,140
Net Assets	4,329,396

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

43

Institutional Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	70,655
Net Investment Income—Note B	70,655
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	233
Realized Net Gain (Loss)	233
Change in Unrealized Appreciation (Depreciation) of Investment Securities	270,453
Net Increase (Decrease) in Net Assets Resulting from Operations	341,341

See accompanying Notes, which are an integral part of the Financial Statements.

44

Institutional Target Retirement 2050 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	September 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,655	5,118
Realized Net Gain (Loss)	233	1
Change in Unrealized Appreciation (Depreciation)	270,453	(78,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	341,341	(73,194)
Distributions
Net Investment Income	(18,343)	—
Realized Capital Gain	—	—
Total Distributions	(18,343)	—
Capital Share Transactions
Issued	2,864,884	1,341,784
Issued in Lieu of Cash Distributions	18,188	—
Redeemed	(135,302)	(9,962)
Net Increase (Decrease) from Capital Share Transactions	2,747,770	1,331,822
Total Increase (Decrease)	3,070,768	1,258,628
Net Assets
Beginning of Period	1,258,628	—
End of Period[2]	4,329,396	1,258,628

1	Inception.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $56,710,000 and $5,118,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Institutional Target Retirement 2050 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.07	$20.00
Investment Operations
Net Investment Income	. 466 [2]	.149[2]
Capital Gain Distributions Received	.002 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.732	(2.079)
Total from Investment Operations	2.200	(1.930)
Distributions
Dividends from Net Investment Income	(.160)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.160)	—
Net Asset Value, End of Period	$20.11	$18.07

Total Return	12.23%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,329	$1,259
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.43%	2.81%[3]
Portfolio Turnover Rate	1%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

47

Institutional Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $720,000 from undistributed net investment income, and $2,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $56,733,000 of ordinary income and $209,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $4,124,530,000. Net unrealized appreciation of investment securities for tax purposes was $192,140,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	151,751	70,183
Issued in Lieu of Cash Distributions	959	—
Redeemed	(7,110)	(533)
Net Increase (Decrease) in Shares Outstanding	145,600	69,650
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

48

Institutional Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	734	NA1	NA1	10	—	1,065
Vanguard Total Bond Market II
Index Fund	87,453	224,480	9,524	4,801	233	308,788
Vanguard Total International Bond
Index Fund	37,205	86,297	—	1,234	—	128,417
Vanguard Total International Stock
Index Fund	451,990	1,014,225	2,010	31,954	—	1,546,635
Vanguard Total Stock Market
Index Fund	679,621	1,479,063	3,649	32,656	—	2,331,764
Total	1,257,003	2,804,065	15,183	70,655	233	4,316,669
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

49

Institutional Target Retirement 2055 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VIVLX
30-Day SEC Yield	2.18%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

50

Institutional Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2016

Initial Investment of $100,000,000

For a benchmark description, see the Glossary.

Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

51

Institutional Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

52

Institutional Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.6%)
U.S. Stock Fund (53.8%)
Vanguard Total Stock Market Index Fund Institutional Shares	15,163,458	822,011
International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	36,112,838	546,748
U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	9,638,787	106,412
International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	2,024,689	45,232
Total Investment Companies (Cost $1,451,249)		1,520,403
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $746)	7,457	746
Total Investments (99.6%) (Cost $1,451,995)		1,521,149
Other Assets and Liabilities (0.4%)
Other Assets		18,434
Liabilities		(12,359)
		6,075
Net Assets (100%)
Applicable to 75,925,313 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,527,224
Net Asset Value Per Share		$20.11

53

Institutional Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	1,521,149
Receivables for Investment Securities Sold	3,500
Receivables for Accrued Income	290
Receivables for Capital Shares Issued	14,644
Total Assets	1,539,583
Liabilities
Payables for Investment Securities Purchased	9,641
Payables for Capital Shares Redeemed	2,718
Total Liabilities	12,359
Net Assets	1,527,224

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,439,075
Undistributed Net Investment Income	18,984
Accumulated Net Realized Gains	11
Unrealized Appreciation (Depreciation)	69,154
Net Assets	1,527,224

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

54

Institutional Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	23,259
Other Income	53
Net Investment Income—Note B	23,312
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	72
Affiliated Investment Securities Sold	(26)
Realized Net Gain (Loss)	46
Change in Unrealized Appreciation (Depreciation) of Investment Securities	90,488
Net Increase (Decrease) in Net Assets Resulting from Operations	113,846

See accompanying Notes, which are an integral part of the Financial Statements.

55

Institutional Target Retirement 2055 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	September 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,312	1,519
Realized Net Gain (Loss)	46	—
Change in Unrealized Appreciation (Depreciation)	90,488	(21,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	113,846	(19,815)
Distributions
Net Investment Income	(5,544)	—
Realized Capital Gain [2]	(35)	—
Total Distributions	(5,579)	—
Capital Share Transactions
Issued	1,099,916	396,960
Issued in Lieu of Cash Distributions	5,531	—
Redeemed	(59,524)	(4,111)
Net Increase (Decrease) from Capital Share Transactions	1,045,923	392,849
Total Increase (Decrease)	1,154,190	373,034
Net Assets
Beginning of Period	373,034	—
End of Period[3]	1,527,224	373,034

1	Inception.
2	Includes fiscal 2016 and 2015 short-term gain distributions totaling $35,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,984,000 and $1,519,000.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Institutional Target Retirement 2055 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.08	$20.00
Investment Operations
Net Investment Income	. 470 [2]	.157[2]
Capital Gain Distributions Received	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	1.718	(2.077)
Total from Investment Operations	2.189	(1.920)
Distributions
Dividends from Net Investment Income	(.158)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.159)	—
Net Asset Value, End of Period	$20.11	$18.08

Total Return	12.16%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,527	$373
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.47%	3.05%[3]
Portfolio Turnover Rate	1%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Institutional Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

58

Institutional Target Retirement 2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $303,000 from undistributed net investment income to paid in capital.

For tax purposes, at September 30, 2016, the fund had $18,975,000 of ordinary income and $20,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $1,451,995,000. Net unrealized appreciation of investment securities for tax purposes was $69,154,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	58,130	20,856
Issued in Lieu of Cash Distributions	292	—
Redeemed	(3,134)	(218)
Net Increase (Decrease) in Shares Outstanding	55,288	20,638
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 25% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

59

Institutional Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	5	—	746
Vanguard Total Bond Market II
Index Fund	25,919	86,494	8,080	1,559	72	106,412
Vanguard Total International Bond
Index Fund	11,079	32,561	—	396	—	45,232
Vanguard Total International Stock
Index Fund	133,894	385,940	1,539	10,547	—	546,748
Vanguard Total Stock Market
Index Fund	201,284	562,744	355	10,752	—	822,011
Total	372,176	1,067,739	9,974	23,259	72	1,521,149
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

60

Institutional Target Retirement 2060 Fund

Fund Profile
As of September 30, 2016

Total Fund Characteristics

Ticker Symbol	VILVX
30-Day SEC Yield	2.18%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2016, the annualized acquired fund fees and expenses were 0.10%.

61

Institutional Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2016

Initial Investment of $100,000,000

For a benchmark description, see the Glossary.

Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

62

Institutional Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2016

63

Institutional Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.5%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	3,324,071	180,198
International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	7,896,346	119,551
U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	2,099,631	23,180
International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	443,267	9,902
Total Investment Companies (Cost $318,810)		332,831
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.640% (Cost $410)	4,102	410
Total Investments (99.6%) (Cost $319,220)		333,241
Other Assets and Liabilities (0.4%)
Other Assets		3,687
Liabilities		(2,431)
		1,256
Net Assets (100%)
Applicable to 16,641,240 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		334,497
Net Asset Value Per Share		$20.10

64

Institutional Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	333,241
Receivables for Investment Securities Sold	997
Receivables for Accrued Income	91
Receivables for Capital Shares Issued	2,599
Total Assets	336,928
Liabilities
Payables for Investment Securities Purchased	594
Payables for Capital Shares Redeemed	1,837
Total Liabilities	2,431
Net Assets	334,497

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	316,177
Undistributed Net Investment Income	4,304
Accumulated Net Realized Losses	(5)
Unrealized Appreciation (Depreciation)	14,021
Net Assets	334,497

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

65

Institutional Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	5,186
Other Income	39
Net Investment Income—Note B	5,225
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	16
Affiliated Investment Securities Sold	(12)
Realized Net Gain (Loss)	4
Change in Unrealized Appreciation (Depreciation) of Investment Securities	20,526
Net Increase (Decrease) in Net Assets Resulting from Operations	25,755

See accompanying Notes, which are an integral part of the Financial Statements.

66

Institutional Target Retirement 2060 Fund

Statement of Changes in Net Assets

		June 26,
	Year Ended	2015[1] to
	September 30,	Sept. 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,225	393
Realized Net Gain (Loss)	4	(1)
Change in Unrealized Appreciation (Depreciation)	20,526	(6,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,755	(6,113)
Distributions
Net Investment Income	(1,314)	—
Realized Capital Gain [2]	(8)	—
Total Distributions	(1,322)	—
Capital Share Transactions
Issued	244,013	103,763
Issued in Lieu of Cash Distributions	1,322	—
Redeemed	(30,040)	(2,881)
Net Increase (Decrease) from Capital Share Transactions	215,295	100,882
Total Increase (Decrease)	239,728	94,769
Net Assets
Beginning of Period	94,769	—
End of Period[3]	334,497	94,769

1	Inception.
2	Includes fiscal 2016 and 2015 short-term gain distributions totaling $8,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,304,000 and $393,000.

See accompanying Notes, which are an integral part of the Financial Statements.

67

Institutional Target Retirement 2060 Fund

Financial Highlights

	Year	June 26,
	Ended	2015[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.07	$20.00
Investment Operations
Net Investment Income	. 466 [2]	.135[2]
Capital Gain Distributions Received	.001[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.729	(2.065)
Total from Investment Operations	2.196	(1.930)
Distributions
Dividends from Net Investment Income	(.165)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.166)	—
Net Asset Value, End of Period	$20.10	$18.07

Total Return	12.21%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$334	$95
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.45%	2.53%[3]
Portfolio Turnover Rate	4%	4%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

68

Institutional Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

69

Institutional Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2016, the fund had $4,304,000 of ordinary income available for distribution. The fund had available capital losses totaling $5,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2016, the cost of investment securities for tax purposes was $319,220,000. Net unrealized appreciation of investment securities for tax purposes was $14,021,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended	June 26, 2015[1] to
	September 30, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	12,908	5,395
Issued in Lieu of Cash Distributions	70	—
Redeemed	(1,581)	(151)
Net Increase (Decrease) in Shares Outstanding	11,397	5,244
1 Inception.

At September 30, 2016, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

70

Institutional Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	133	NA1	NA1	2	—	410
Vanguard Total Bond Market II
Index Fund	6,596	19,175	3,049	351	16	23,180
Vanguard Total International Bond
Index Fund	2,816	7,145	415	90	—	9,902
Vanguard Total International Stock
Index Fund	34,059	81,682	2,570	2,340	—	119,551
Vanguard Total Stock Market
Index Fund	51,191	118,089	2,402	2,403	—	180,198
Total	94,795	226,091	8,436	5,186	16	333,241
1 Not applicable--purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Institutional Target Retirement 2035 Fund, Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund and Vanguard Institutional Target Retirement 2060 Fund: In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Target Retirement 2035 Fund, Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund and Vanguard Institutional Target Retirement 2060 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2016, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2035	10
Institutional Target Retirement 2040	5
Institutional Target Retirement 2045	3
Institutional Target Retirement 2050	2
Institutional Target Retirement 2055	—
Institutional Target Retirement 2060	—

72

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the Institutional Target Retirement 2055 and Institutional Target Retirement 2060 Funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2035	39,526
Institutional Target Retirement 2040	33,711
Institutional Target Retirement 2045	26,189
Institutional Target Retirement 2050	14,503
Institutional Target Retirement 2055	4,383
Institutional Target Retirement 2060	1,033

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement 2035	37.4%
Institutional Target Retirement 2040	40.3
Institutional Target Retirement 2045	40.9
Institutional Target Retirement 2050	40.9
Institutional Target Retirement 2055	40.8
Institutional Target Retirement 2060	40.7

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement 2035	81,820	4,937
Institutional Target Retirement 2040	69,999	4,353
Institutional Target Retirement 2045	55,477	3,467
Institutional Target Retirement 2050	33,064	2,068
Institutional Target Retirement 2055	10,890	683
Institutional Target Retirement 2060	2,420	151

Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

73

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

74

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Institutional Target Retirement 2035 Fund	$1,000.00	$1,063.06	$0.52
Institutional Target Retirement 2040 Fund	$1,000.00	$1,066.31	$0.52
Institutional Target Retirement 2045 Fund	$1,000.00	$1,067.41	$0.52
Institutional Target Retirement 2050 Fund	$1,000.00	$1,066.84	$0.52
Institutional Target Retirement 2055 Fund	$1,000.00	$1,066.84	$0.52
Institutional Target Retirement 2060 Fund	$1,000.00	$1,067.45	$0.52
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2040 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2045 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2050 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2055 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2060 Fund	$1,000.00	$1,024.50	$0.51

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.10%, 0.10%, 0.10%, 0.10%, 0.10%, and 0.10%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

75

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs.

Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

76

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

77

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730B 112016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2016: $35,000
Fiscal Year Ended September 30, 2015: $737,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2016: $9,629,849
Fiscal Year Ended September 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2016: $2,717,627
Fiscal Year Ended September 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2016: $254,050
Fiscal Year Ended September 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2016: $214,225
Fiscal Year Ended September 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2016: $468,275
Fiscal Year Ended September 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 17, 2016

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 17, 2016

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.